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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                          Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2010 through June 30, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Bond Fund
--------------------------------------------------------------------------------
Annual Report | June 30, 2011
--------------------------------------------------------------------------------


Ticker Symbols:

Class A   PIOBX
Class B   PBOBX
Class C   PCYBX
Class R   PBFRX
Class Y   PICYX
Class Z   PIBZX


[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          56

Notes to Financial Statements                                                 66

Report of Independent Registered Public Accounting Firm                       76

Trustees, Officers and Service Providers                                      78


                               Pioneer Bond Fund | Annual Report | 6/30/11     1

President's Letter

Dear Shareowner,

The U.S. economy went through a soft patch in the first half of 2011, and the second half of the year, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. The markets reacted quite negatively to the credit downgrade, and there is concern about the strength of the global economy going forward.

Pioneer is cautiously optimistic that the U.S. economy will see moderate economic growth over the balance of 2011, though at a slower pace than we had expected earlier this year. While housing and employment remain weak, the private sector shows signs of slow but steady improvement, led by higher capital investment, solid exports, improved consumption, and gradually rising demand for consumer auto loans and commercial loans. At the same time, the risks to growth remain substantial, including high unemployment, continued delays in the housing sector's recovery, and the fiscal drag of U.S. federal and state budget cuts.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at


2 Pioneer Bond Fund | Annual Report | 6/30/11 us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                               Pioneer Bond Fund | Annual Report | 6/30/11     3

Portfolio Management Discussion | 6/30/11

The fixed-income markets generated solid performance over the 12 months ended June 30, 2011, with credit-sensitive securities, especially corporate debt, performing particularly well as corporate profits improved in an expanding economy. Nevertheless, longer-maturity Treasuries produced negative returns amid growing concerns about potentially rising inflationary pressures, and the Federal Reserve Board's (the Fed's) focus on purchasing predominantly short- and intermediate-term Treasury securities. In the following discussion, Kenneth
J. Taubes reviews the factors that affected the performance of Pioneer Bond Fund during the 12 months ended June 30, 2011. Mr. Taubes, Chief Investment Officer for the U.S. and portfolio manager at Pioneer Investments, is responsible for the daily management of the Fund.

Q  How did the Fund perform over the 12 months ended June 30, 2011?

A Pioneer Bond Fund Class A shares returned 7.08% at net asset value over the 12 months ended June 30, 2011, while the Fund's benchmark, the Barclays Capital Aggregate Bond Index (the Barclays Index), returned 3.90%. Over the same period, the average return of the 138 mutual funds in Lipper's Corporate Debt, A-Rated category was 5.09%. On June 30, 2011, the 30-day standardized SEC yield of the Fund's Class A shares was 3.98%.

Q What were the principal factors that affected the Fund's performance over the 12 months ended June 30, 2011?

A It was a good market for fixed-income investments, especially for high-yield and investment-grade corporate bonds, which gained in value as the economy continued to grow and profits improved. Other credit-sensitive debt, including non-government-agency mortgages and bank loans, also did well. Government securities lagged, however, when market interest rates began rising amid growing concerns about rising inflationary pressures. Both the 30-year and the 10-year Treasury underperformed as the yield curve, which reflects the differences in yields between longer-maturity and shorter-maturity securities, steepened significantly during the 12-month period, to the disadvantage of investments in longer-term high-grade debt.

   The Fund performed well during the 12-month period, outdistancing both the benchmark Barclays Index as well as the average return of its Lipper peers. The Fund's outperformance was principally the result of the higher yield produced by the Fund's investments, particularly from holdings in corporate debt, non-agency mortgage-backed securities and bank loans. The Fund placed heavy emphasis on the higher-yielding credit sectors throughout the 12 months ended June 30, 2011. In contrast, the Fund was substantially underweighted to Treasuries and government securities.


4  Pioneer Bond Fund | Annual Report | 6/30/11

   Corporate bonds and other credit-sensitive investments delivered good returns over the 12 months ended June 30, 2011, as both the domestic and the global economies were growing and corporate profits were increasing, even though the domestic expansion appeared to slow over the last six months of the period. Contributing to the slowdown over the 12-month period were some specific factors affecting the economy that we believe were transitory. The factors included the effects of the March 2011 earthquake and tsunami in Japan, which have hindered industrial production in the United States as well as in Japan, particularly by automotive manufacturers, and the impacts of tornadoes and flooding in parts of the United States. Higher energy costs, which have started to recede somewhat, also have taken their toll. We think those influences should have only a temporary impact on economic growth, however, and that the pace of the economic expansion should improve. While the jobs market has shown disappointing growth, mainly because of cutbacks by state and local governments, private job creation actually improved, albeit slowly.

   Overall, we think the fundamentals of the economy are stronger and the growth outlook is more favorable than would be indicated by the sluggishness over the last half of the 12-month period.

Q How was the Fund positioned during the 12 months ended June 30, 2011, and how did the positioning influence performance?

A We continued to overweight the Fund to corporate bonds, both high-yield and investment-grade, over the 12 months ended June 30, 2011, and also maintained healthy exposures to non-agency mortgage-backed securities and bank loans. The concentration on the credit sectors helped the Fund's performance substantially, principally because of the yield generated by the investments. While yield was the biggest factor in the Fund's outperformance of the Barclays Index, sector allocations also helped, as overweight positions in investment-grade and non-benchmark high-yield debt boosted performance, as did the Fund's non-benchmark positions in bank loans and non-agency mortgage-backed securities.

   Overall credit selection was positive over the 12-month period. Individual securities that were notably strong performers for the Fund included the debt of Domino's Pizza; Forest City Enterprises, a commercial real estate company; and securities issued by several banking and insurance companies, including U.S. Bancorp and Liberty Mutual. Several commercial mortgage-backed securities also made noteworthy contributions to the Fund's performance. On the negative side, the Fund's investments in Local Insight Media, a yellow pages publisher, and Coso Geothermal, an energy producer, proved somewhat disappointing.

   The Fund was positioned fairly consistently throughout the 12 months ended June 30, 2011. At the end of the period, 38.8% of the Fund's assets


                               Pioneer Bond Fund | Annual Report | 6/30/11     5
   were invested in pass-through securities, predominately non-agency mortgage-backed debt. Investments in bank loans accounted for 7.6% of Fund assets. By quality, 44.7% of the Fund's assets were invested in investment-grade securities with credit ratings ranging from BBB to AAA; another 15.7% of assets were allocated to below-investment grade, high-yielding corporate bonds, while Treasury/agency securities (35.4%) and commercial paper (4.2%) rounded out the Fund's quality distribution at period end. The Fund's effective duration as of June 30, 2011, was 4.32 years (duration is a measure of a portfolio's price sensitivity to changes in interest rates).

Q  What is your investment outlook?

A We think many market-watchers are a bit too negative and that there is good potential for improving growth trends. Much of the sluggishness of recent months, we think, can be attributed to temporary factors such as weather and the Japanese earthquake.

   We anticipate continuing to emphasize the credit sectors in the Fund, rather than government bonds. Treasuries, with their very low yields, appear richly priced, while we are much more positive about corporate bonds and other credit-sensitive securities. Corporations have been generating healthy earnings and their profit margins and cash balances continue to be solid. We think the credit profiles of non-agency mortgage-backed securities are getting better as well.

   Overall, we expect to maintain the Fund's present positioning, while remaining alert for any potential changes in economic or inflationary trends or the investment environment.

Please refer to the Schedule of Investments on pages 18-55 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.


6  Pioneer Bond Fund | Annual Report | 6/30/11

The securities issued by U.S. Government sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


                               Pioneer Bond Fund | Annual Report | 6/30/11     7

Portfolio Summary | 6/30/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                        32.8%
U.S. Government Securities                                                  19.2%
Collateralized Mortgage Obligations                                         15.4%
Temporary Cash Investments                                                  10.6%
Asset Backed Securities                                                      7.6%
Senior Secured Loans                                                         7.1%
Municipal Bonds                                                              5.0%
Preferred Stocks                                                             1.6%
Convertible Corporate Bonds                                                  0.6%
Foreign Government Bonds                                                     0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                          3.5%
AA                                                                           4.0%
A                                                                           11.7%
BBB                                                                         25.5%
BB                                                                           9.4%
B & Lower                                                                    6.3%
Commercial Paper                                                             4.2%
Treasury/Agency                                                             35.4%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.  Federal National Mortgage Association, 4.0%, 1/25/41                   1.57%
--------------------------------------------------------------------------------
 2.  Federal National Mortgage Association, 4.5%, 7/1/41                    1.18
--------------------------------------------------------------------------------
 3.  Forest City Enterprises, Inc., 7.0%, 12/31/49                          0.80
--------------------------------------------------------------------------------
 4.  U.S. Treasury Notes, 4.5%, 8/15/39                                     0.73
--------------------------------------------------------------------------------
 5.  U.S. Treasury Notes, 2.75%, 2/15/19                                    0.69
--------------------------------------------------------------------------------
 6.  Goldman Sachs Capital, Floating Rate Note, 12/29/49                    0.69
--------------------------------------------------------------------------------
 7.  U.S. Treasury Notes, 4.5%, 5/15/38                                     0.68
--------------------------------------------------------------------------------
 8.  U.S. Treasury Notes, 4.5%, 2/15/36                                     0.59
--------------------------------------------------------------------------------
 9.  U.S. Treasury Notes, 4.25%, 5/15/39                                    0.59
--------------------------------------------------------------------------------
10.  Massachusetts Health, 5.5%, 11/15/36                                   0.56
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8  Pioneer Bond Fund | Annual Report | 6/30/11

Prices and Distributions | 6/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                          6/30/11                        6/30/10
--------------------------------------------------------------------------------
       A                             $9.66                          $9.44
--------------------------------------------------------------------------------
       B                             $9.60                          $9.38
--------------------------------------------------------------------------------
       C                             $9.55                          $9.34
--------------------------------------------------------------------------------
       R                             $9.74                          $9.52
--------------------------------------------------------------------------------
       Y                             $9.57                          $9.36
--------------------------------------------------------------------------------
       Z                             $9.68                          $9.46
--------------------------------------------------------------------------------

Distributions per Share: 7/1/10-6/30/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net Investment          Short-Term          Long-Term
     Class             Income             Capital Gains       Capital Gains
--------------------------------------------------------------------------------
       A               $0.4377                $ --                $ --
--------------------------------------------------------------------------------
       B               $0.3351                $ --                $ --
--------------------------------------------------------------------------------
       C               $0.3494                $ --                $ --
--------------------------------------------------------------------------------
       R               $0.4064                $ --                $ --
--------------------------------------------------------------------------------
       Y               $0.4575                $ --                $ --
--------------------------------------------------------------------------------
       Z               $0.4591                $ --                $ --
--------------------------------------------------------------------------------


Index Definition
--------------------------------------------------------------------------------
The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-15.


                               Pioneer Bond Fund | Annual Report | 6/30/11     9

Performance Update | 6/30/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2011)
-----------------------------------------------------------------------
                                        Net Asset       Public Offering
Period                                  Value (NAV)     Price (POP)
-----------------------------------------------------------------------
10 Years                                6.38%           5.90%
5 Years                                 7.20            6.22
1 Year                                  7.08            2.31
-----------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2010)
-----------------------------------------------------------------------
                                        Gross           Net
-----------------------------------------------------------------------
                                        1.07%           0.85%
-----------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer          Barclays Capital
                            Bond Fund       Aggregate Bond Index
6/01                          9,550               10,000
                             10,275               10,863
6/03                         11,445               11,992
                             11,786               12,031
6/05                         12,687               12,849
                             12,529               12,746
6/07                         13,194               13,526
                             14,070               14,489
6/09                         14,443               15,365
                             16,567               16,825
6/11                         17,740               17,481

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10  Pioneer Bond Fund | Annual Report | 6/30/11

Performance Update | 6/30/11                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2011)
-----------------------------------------------------------
                                        If         If
Period                                  Held       Redeemed
-----------------------------------------------------------
10 Years                                5.40%      5.40%
5 Years                                 6.14       6.14
1 Year                                  5.99       1.99
-----------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2010)
-----------------------------------------------------------
                                        Gross      Net
-----------------------------------------------------------
                                        1.98%      1.90%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer          Barclays Capital
                            Bond Fund       Aggregate Bond Index
6/01                         10,000               10,000
                             10,678               10,863
6/03                         11,793               11,992
                             12,033               12,031
6/05                         12,842               12,849
                             12,567               12,746
6/07                         13,102               13,526
                             13,849               14,489
6/09                         14,073               15,365
                             15,969               16,825
6/11                         16,925               17,481

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. Please see the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2012, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                              Pioneer Bond Fund | Annual Report | 6/30/11     11

Performance Update | 6/30/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2011)
-----------------------------------------------------------
                                        If         If
Period                                  Held       Redeemed
-----------------------------------------------------------
10 Years                                5.42%      5.42%
5 Years                                 6.23       6.23
1 Year                                  6.06       6.06
-----------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2010)
-----------------------------------------------------------
                                        Gross      Net
-----------------------------------------------------------
                                        1.79%      1.79%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer          Barclays Capital
                            Bond Fund       Aggregate Bond Index
6/01                         10,000               10,000
                             10,654               10,863
6/03                         11,749               11,992
                             11,998               12,031
6/05                         12,799               12,849
                             12,532               12,746
6/07                         13,082               13,526
                             13,840               14,489
6/09                         14,065               15,365
                             15,982               16,825
6/11                         16,951               17,481

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance shown for Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through November 1, 2012, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12  Pioneer Bond Fund | Annual Report | 6/30/11

Performance Update | 6/30/11                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2011)
-----------------------------------------------------------
                                        If         If
Period                                  Held       Redeemed
-----------------------------------------------------------
10 Years                                6.06%      6.06%
5 Years                                 6.81       6.81
1 Year                                  6.67       6.67
-----------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2010)
-----------------------------------------------------------
                                        Gross      Net
-----------------------------------------------------------
                                        1.26%      1.25%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer          Barclays Capital
                            Bond Fund       Aggregate Bond Index
6/01                         10,000               10,000
                             10,702               10,863
6/03                         11,878               11,992
                             12,258               12,031
6/05                         13,149               12,849
                             12,961               12,746
6/07                         13,614               13,526
                             14,452               14,489
6/09                         14,792               15,365
                             16,889               16,825
6/11                         18,015               17,481

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. The performance shown for Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2012, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                              Pioneer Bond Fund | Annual Report | 6/30/11     13

Performance Update | 6/30/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2011)
-----------------------------------------------------------
                                        If         If
Period                                  Held       Redeemed
-----------------------------------------------------------
10 Years                                6.75%      6.75%
5 Years                                 7.49       7.49
1 Year                                  7.25       7.25
-----------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2010)
-----------------------------------------------------------
                                        Gross      Net
-----------------------------------------------------------
                                        0.61%      0.61%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                             Pioneer          Barclays Capital
                            Bond Fund       Aggregate Bond Index
6/01                        5,000,000            5,000,000
                            5,395,480            5,431,331
6/03                        6,035,601            5,996,231
                            6,245,430            6,015,411
6/05                        6,749,281            6,424,551
                            6,696,908            6,372,801
6/07                        7,075,469            6,762,861
                            7,564,660            7,244,591
6/09                        7,787,803            7,682,661
                            8,960,605            8,412,390
6/11                        9,610,304            8,740,590


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on September 20, 2001, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through June 1, 2012, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14  Pioneer Bond Fund | Annual Report | 6/30/11

Performance Update | 6/30/11                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2011)
-----------------------------------------------------------
                                        If         If
Period                                  Held       Redeemed
-----------------------------------------------------------
10 Years                                6.41%      6.41%
5 Years                                 7.26       7.26
1 Year                                  7.30       7.30
-----------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2010)
-----------------------------------------------------------
                                        Gross      Net
-----------------------------------------------------------
                                        0.63%      0.63%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer          Barclays Capital
                            Bond Fund       Aggregate Bond Index
6/01                         10,000               10,000
                             10,755               10,863
6/03                         11,979               11,992
                             12,336               12,031
6/05                         13,280               12,849
                             13,114               12,746
6/07                         13,674               13,526
                             14,629               14,489
6/09                         15,129               15,365
                             17,350               16,825
6/11                         18,616               17,481

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher than that shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2013, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                              Pioneer Bond Fund | Annual Report | 6/30/11     15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from January 1, 2011 through June 30, 2011.

---------------------------------------------------------------------------------------------------------------------
 Share Class                    A               B               C               R               Y               Z
---------------------------------------------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 1/1/11
---------------------------------------------------------------------------------------------------------------------
 Ending Account Value       $1,070.80       $1,059.90       $1,060.60       $1,066.70       $1,072.50       $1,073.00
 (after expenses)
 on 6/30/11
---------------------------------------------------------------------------------------------------------------------
 Expenses Paid                  $4.29           $9.56           $8.70           $6.25           $3.08           $3.28
 During Period*
---------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.90%, 1.73%, 1.24%, 0.61%, and 0.65% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


16  Pioneer Bond Fund | Annual Report | 6/30/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2011 through June 30, 2011.

---------------------------------------------------------------------------------------------------------------------
 Share Class                    A               B               C               R               Y               Z
---------------------------------------------------------------------------------------------------------------------
 Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 1/1/11
---------------------------------------------------------------------------------------------------------------------
 Ending Account Value       $1,020.58       $1,015.37       $1,016.22       $1,018.65       $1,021.77       $1,021.57
 (after expenses)
 on 6/30/11
---------------------------------------------------------------------------------------------------------------------
 Expenses Paid                  $4.26           $9.49           $8.65           $6.21           $3.06           $3.26
 During Period*
---------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.90%, 1.73%, 1.24%, 0.61%, and 0.65% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


                              Pioneer Bond Fund | Annual Report | 6/30/11     17

Schedule of Investments | 6/30/11

-----------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
 Principal      Rate (d)      Ratings
 Amount ($)     (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                            CONVERTIBLE CORPORATE BONDS -- 0.7%
                                            ENERGY -- 0.2%
                                            Coal & Consumable Fuels -- 0.2%
  2,680,000                        BB-/NR   Massey Energy Co., 3.25%, 8/1/15           $    2,844,150
                                                                                       --------------
                                            Total Energy                               $    2,844,150
-----------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                            Health Care Services -- 0.1%
    766,000                         B+/B2   Omnicare, Inc., 3.25%, 12/15/35            $      732,488
                                                                                       --------------
                                            Total Health Care Equipment & Services     $      732,488
-----------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS -- 0.4%
                                            Semiconductors -- 0.4%
  4,725,000                         A-/NR   Intel Corp., 2.95%, 12/15/35 (b)           $    4,884,469
                                                                                       --------------
                                            Total Semiconductors                       $    4,884,469
-----------------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE CORPORATE BONDS
                                            (Cost $7,201,749)                          $    8,461,107
-----------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------
                                            PREFERRED STOCKS -- 1.7%
                                            BANKS -- 0.4%
                                            Diversified Banks -- 0.4%
      5,610                                 Wells Fargo & Co., 7.5%, 12/31/49          $    5,943,795
                                                                                       --------------
                                            Total Banks                                $    5,943,795
-----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.2%
                                            Diversified Financial Services -- 0.2%
    116,000                                 Citigroup Capital XIII, 7.875%, 10/30/40   $    3,222,480
                                                                                       --------------
                                            Total Diversified Financials               $    3,222,480
-----------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.3%
                                            Life & Health Insurance -- 0.3%
    153,800                                 Delphi Financial Group, 7.376%, 5/15/37    $    3,771,176
                                                                                       --------------
                                            Total Insurance                            $    3,771,176
-----------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.8%
                                            Real Estate Operating Companies -- 0.8%
    150,400                                 Forest City Enterprises, Inc., 7.0%,
                                            12/31/49 (b)                               $   10,226,598
                                                                                       --------------
                                            Total Real Estate                          $   10,226,598
-----------------------------------------------------------------------------------------------------
                                            TOTAL PREFERRED STOCKS
                                            (Cost $20,918,099)                         $   23,164,049
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18  Pioneer Bond Fund | Annual Report | 6/30/11

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                Value
-----------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 8.1%
                                           MATERIALS -- 1.1%
                                           Diversified Metals & Mining -- 0.1%
 1,871,345                        NR/A1    Bombardier Capital Mortgage
                                           Securitization Corp., 6.65%, 4/15/28       $    1,970,102
----------------------------------------------------------------------------------------------------
                                           Precious Metals & Minerals -- 0.3%
   744,439                      BBB+/A2    Lehman ABS Manufactured Housing
                                           Contract Trust, 5.873%, 5/15/22            $      786,629
 2,200,000                     BBB+/Ba3    Madison Avenue Manufactured Housing,
                                           2.4626%, 3/25/32                                2,147,875
  923,044                          A/NR    Mid-State Trust, 5.25%, 11/1/20                   917,150
  940,382           5.91         AA/Aa2    Origen Manufactured Housing, Floating
                                           Rate Note, 1/15/35                                997,580
                                                                                      --------------
                                                                                      $    4,849,234
----------------------------------------------------------------------------------------------------
                                           Steel -- 0.7%
   428,800                      AAA/Aaa    Accredited Mortgage Loan Trust, 0.8015%,
                                           10/25/34                                   $      388,518
 1,538,806                      AAA/Aa1    Centex Home Equity, 3.173%, 6/25/33             1,516,665
 4,700,000                      AAA/Aa2    First NLC Trust, 0.74719%, 9/25/35              4,387,478
 3,647,238          0.66        AA+/Aa3    Nomura Home Equity Loan, Inc., Floating
                                           Rate Note, 5/25/35                              3,494,302
                                                                                      --------------
                                                                                      $    9,786,963
                                                                                      --------------
                                           Total Materials                            $   16,606,299
----------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                           Research & Consulting Services -- 0.1%
   793,333                         A/NR    TAL Advantage LLC, 4.31%, 5/20/26          $      779,509
                                                                                      --------------
                                           Total Commercial Services & Supplies       $      779,509
----------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.4%
                                           Automobile Manufacturers -- 0.4%
   650,000                     BBB/Baa1    AMCAR, 4.2%, 11/8/16                       $      673,702
   500,000                     BBB/Baa1    AmeriCredit Automobile Receivables Trust,
                                           4.04%, 7/10/17                                    496,697
 1,350,000                       NR/Aa1    Santander Drive Auto Receivables Trust,
                                           2.44%, 1/15/16                                  1,348,731
 2,960,000                       BBB/NR    Santander Drive Auto Receivables Trust,
                                           3.35%, 6/15/17                                  2,957,336
                                                                                      --------------
                                                                                      $    5,476,466
                                                                                      --------------
                                           Total Automobiles & Components             $    5,476,466
----------------------------------------------------------------------------------------------------
                                           BANKS -- 2.7%
                                           Diversified Banks -- 0.1%
 1,170,937          0.28        AAA/Aa1    Wells Fargo Home Equity , Floating Rate
                                           Note, 4/25/37                              $    1,133,418
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     19

-----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- 2.6%
 1,058,560                       AAA/Aaa  321 Henderson Receivables I LLC, 3.82%,
                                          12/15/48                                   $    1,046,363
   612,249          0.24        AAA/Baa1  Carrington Mortgage Loan Trust, Floating
                                          Rate Note, 1/25/37                                604,193
   310,276          0.68          AA/Aa1  Carrington Mortgage Loan Trust, Floating
                                          Rate Note, 2/25/35                                308,516
   416,731          0.59        AAA/Baa3  Carrington Mortgage Loan Trust, Floating
                                          Rate Note, 9/25/35                                371,417
 2,791,000          5.94            A/B1  Citicorp Residential Mortgage Securities,
                                          Inc., Floating Rate Note, 7/25/36               2,727,750
 1,700,000                        AAA/B2  Citicorp Residential Mortgage Securities,
                                          Inc., 5.892%, 3/25/37                           1,625,107
   600,000                        AAA/B2  Citicorp Residential Mortgage Securities,
                                          Inc., 5.775%, 9/25/36                             589,682
   608,720                      BBB/Baa3  Citigroup Mortgage Loan Trust, 0.34606%,
                                          1/25/37                                           591,542
 1,003,847          0.60         AA+/Aa1  Citigroup Mortgage Loan Trust, Floating
                                          Rate Note, 7/25/35                                964,726
 2,575,000          0.74          AA+/A3  Countrywide Asset-Backed Certificates,
                                          Floating Rate Note, 11/25/35                    2,359,272
 1,047,000          0.65         AA+/Aa2  Countrywide Asset-Backed Certificates,
                                          Floating Rate Note, 8/25/35                       965,721
   913,497          0.61         AA+/Aa1  Countrywide Asset-Backed Certificates,
                                          Floating Rate Note, 8/25/35                       898,578
 2,509,745          5.07         AAA/Ba2  Countrywide Asset-Backed Certificates,
                                          Floating Rate Note, 12/25/35                    2,352,379
 2,816,129                      BBB/Baa3  Countrywide Home Equity Loan Trust,
                                          0.5371%, 11/15/28                               2,666,697
   700,000          6.25           AA/B1  Credit-Based Asset Servicing, Floating
                                          Rate Note, 10/25/36                               697,070
 1,445,288          0.89         AA+/Aa2  Credit-Based Asset Servicing, Floating
                                          Rate Note, 5/25/50                              1,385,155
   696,726          5.56          AAA/A2  CRMSI 2006-2 A3, Floating Rate Note,
                                          9/25/36                                           698,562
 1,507,483                        AAA/A1  FBR Securitization Trust, 2.76188%,
                                          9/25/35                                         1,425,536
   555,476          0.73         AAA/Aaa  First Franklin Mortgage Loan Asset-Backed
                                          Certificate, Floating Rate Note, 9/24/34          525,642
   361,147          0.30            A/A2  Fremont Home Loan Trust, Floating Rate
                                          Note, 2/25/36                                     358,103
 1,700,000          0.72          AA+/A1  GSAA Trust, Floating Rate Note, 6/25/35         1,629,955
   584,165          0.62            A/A2  GSAMP Trust, Floating Rate Note,
                                          3/25/35                                           556,629
   230,108          0.56         AAA/Aaa  GSAMP Trust, Floating Rate Note,
                                          8/25/36                                           225,829

The accompanying notes are an integral part of these financial statements.


20  Pioneer Bond Fund | Annual Report | 6/30/11

------------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                               Value
------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
    717,852          0.57        AAA/Aa1    GSAMP Trust, Floating Rate Note,
                                            9/25/35                                    $      693,502
  1,200,000                        AA/NR    Lead II Receivables, 4.9%, 3/20/13              1,189,920
  4,909,143                    CCC+/Caa3    Local Insight Media Finance LLC, 5.88%,
                                            10/23/37                                        2,160,023
    497,544          0.25          B/Ba3    Morgan Stanley ABS Capital, Inc. Floating
                                            Rate Note, 12/25/36                               473,355
    919,622                       BB-/B1    Morgan Stanley Home Equity,
                                            0.28125%, 12/25/36                                900,212
    824,333          0.29        BB-/Ba3    Morgan Stanley Home Equity Loan,
                                            Floating Rate Note, 4/25/37                       772,734
     31,605                      A-/Caa2    Morgan Stanley Ixis Real Estate, 1.445%,
                                            11/25/36                                           10,851
  1,289,357          0.00        AAA/Aa3    Option One Mortgage Loan Trust, Floating
                                            Rate Note, 11/25/35                             1,216,811
    408,050          0.00          A/Aa3    Option One Mortgage Loan Trust, Floating
                                            Rate Note, 2/25/38                                398,632
  1,500,000          0.67         AA+/A3    RASC 2005-KS7 M1, Floating Rate Note,
                                            8/25/35                                         1,432,461
                                                                                       --------------
                                                                                       $   34,822,925
                                                                                       --------------
                                            Total Banks                                $   35,956,343
------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 2.1%
                                            Diversified Finance Services -- 0.8%
    287,782          0.63         AA/Aa2    Asset Backed Securities Corp., Floating
                                            Rate Note, 4/25/35                         $      279,214
  1,700,000                         A/NR    DT Auto Owner Trust, 3.46%, 1/15/14             1,714,385
  1,400,000                       BBB/NR    DT Auto Owner Trust, 4.89%, 1/17/17             1,411,085
    722,307                        AA/NR    DT Auto Owner Trust, 5.92%, 10/15/15              745,437
  1,952,810                      AAA/Aaa    Home Equity Asset Trust,
                                            0.75719%, 11/25/35                              1,886,746
    423,988          0.43         AAA/A1    JP Morgan Mortgage Acquisition, Floating
                                            Rate Note, 12/25/35                               383,221
  3,300,000          0.68         AA-/A3    Long Beach Mortgage Loan Trust, Floating
                                            Rate Note, 4/25/35                              2,895,575
    279,509                      AAA/Aaa    Nelnet Student Loan Trust,
                                            0.318%, 12/27/16                                  279,346
    800,000                         A/NR    Prestige Auto Receivables Trust,
                                            3.9%, 7/16/18                                     805,368
                                                                                       --------------
                                                                                       $   10,400,377
------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 1.3%
  2,896,367          0.46         AA+/A1    Aegis Asset Backed Securities, Floating
                                            Rate Note, 3/25/12                         $    2,538,295
  2,895,000                    BBB-/Baa3    Dominos Pizza Master Issuer LLC, 5.261%,
                                            4/25/37                                         2,931,188

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     21

------------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- (continued)
 5,325,000                        BB/Aaa    Dominos Pizza Master Issuer LLC, 7.629%,
                                            4/25/37                                     $    5,431,500
   800,000           5.32           A/A2    Irwin Home Equity Co., Floating Rate Note,
                                            4/25/30                                            629,028
 2,261,031           0.89        NR/Baa1    Irwin Home Equity Corp., Floating Rate
                                            Note, 6/25/35                                    2,174,922
 1,800,000                        AA/Aa3    Master Asset Backed Securities,
                                            0.79718%, 3/25/35                                1,599,336
   323,885                       AA+/Aa1    Master Asset Backed Securities Trust,
                                            0.67375%, 5/25/35                                  315,673
   908,073           0.54        AAA/Aaa    New Century Home Equity Loan, Floating
                                            Rate Note, 3/25/35                                 801,174
   900,000           0.63        AAA/Aaa    SLMA 2004-10 A6B, Floating Rate Note,
                                            4/27/26                                            899,730
                                                                                        --------------
                                                                                        $   17,320,846
                                                                                        --------------
                                            Total Diversified Financials                $   27,721,223
------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.9%
                                            Mortgage Real Estate Investment Trusts -- 0.9%
 5,000,000                         A+/NR    FREMF Mortgage Trust, 4.437%,
                                            11/25/17                                    $    4,884,947
 1,500,000                         NR/NR    FREMF Mortgage Trust, 4.598%,
                                            11/25/49                                         1,422,296
 1,750,000                         NR/A3    FREMF Mortgage Trust, 4.77055%,
                                            4/25/44                                          1,690,391
   640,000                         NR/NR    FREMF Mortgage Trust, 5.163344%,
                                            9/25/45                                            630,715
   600,000                         A+/NR    FREMF Mortgage Trust, 5.237%, 9/25/43              595,351
   850,000                         A+/A3    FREMF Mortgage Trust, 5.434669%,
                                            4/25/20                                            867,056
 1,994,112                         NR/NR    Real Estate Asset Trust, 5.44%, 6/25/31          1,994,112
                                                                                        --------------
                                                                                        $   12,084,868
                                                                                        --------------
                                            Total Real Estate                           $   12,084,868
------------------------------------------------------------------------------------------------------
                                            GOVERNMENT -- 0.8%
                                            Government -- 0.8%
    47,238                       AAA/Aaa    Federal Home Loan Bank, 6.0%, 4/15/32       $       47,760
 3,743,000                       AAA/Aaa    FHR 3211 PB, 5.5%, 2/15/33                       3,987,972
   698,337                       AAA/Aaa    Freddie Mac, 5.0%, 8/15/35                         732,045
 5,000,000                         NR/NR    Freddie Mac REMICS, 5.0%, 6/15/33                5,383,782
   124,506                       AAA/Aaa    Freddie Mac, 6.1%, 9/15/18                         128,868
                                                                                        --------------
                                                                                        $   10,280,427
                                                                                        --------------
                                            Total Government                            $   10,280,427
------------------------------------------------------------------------------------------------------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $109,747,198)                         $  108,905,135
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


22  Pioneer Bond Fund | Annual Report | 6/30/11

---------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                             Value
---------------------------------------------------------------------------------------------------
                                            COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.4%
                                            MATERIALS -- 0.5%
                                            Forest Products -- 0.5%
 1,435,000                        AA/Aa3    TSTAR 2006-1 B, 5.7467%, 10/15/36        $    1,527,303
 4,470,000                       AAA/Aa1    TSTAR 2006-1A A, 5.668%, 10/15/36             4,827,733
                                                                                     --------------
                                                                                     $    6,355,036
                                                                                     --------------
                                            Total Materials                          $    6,355,036
---------------------------------------------------------------------------------------------------
                                            BANKS -- 11.5%
                                            Thrifts & Mortgage Finance -- 11.5%
 1,973,118                        NR/Ba3    Banc of America Alternative Loan Trust,
                                            5.5%, 1/25/20                            $    1,986,458
 2,807,837                        NR/Ba2    Banc of America Alternative Loan Trust,
                                            5.0%, 7/25/19                                 2,839,009
 2,396,947                       NR/Baa3    Banc of America Alternative Loan Trust,
                                            6.0%, 3/25/34                                 2,456,845
 1,704,101                         NR/B2    Banc of America Alternative Loan Trust,
                                            5.25%, 5/25/19                                1,723,395
 1,342,469                       AAA/Aa3    Banc of America Alternative Loan Trust,
                                            5.75%, 4/25/33                                1,404,227
 2,344,911                       NR/Baa2    Banc of America Alternative Loan Trust,
                                            5.5%, 9/25/33                                 2,419,878
 2,427,477                         BB-/A    Banc of America Funding Corp.,
                                            0.4013%, 9/25/36                              2,310,958
 1,094,923                        AAA/NR    Banc of America Funding Corp.,
                                            5.5%, 1/25/36                                 1,126,779
 1,516,701                       AAA/Aaa    Bayview Commercial Asset Trust,
                                            0.67375%, 4/25/34                             1,325,200
15,676,261                        AAA/A1    Bayview Commercial Asset Trust,
                                            2.65868%, 7/25/37                             1,337,185
10,197,760                         AA/A3    Bayview Commercial Asset Trust,
                                            2.83149%, 9/25/37                               917,798
   922,000                        AAA/A2    BCAP LLC Trust, 5.0%, 11/25/36                  940,092
 2,217,809    2.45              AAA/Baa2    Bear Stearns Adjustable Rate Mortgage,
                                            Floating Rate Note, 8/25/33                   2,111,554
   724,403                        AAA/A3    Chase Mortgage Finance Corp.,
                                            5.0%, 10/25/33                                  734,163
 2,574,231                        NR/Ba3    Chase Mortgage Finance Corp.,
                                            5.5%, 5/25/35                                 2,489,904
 2,068,087                       AAA/Aaa    Citigroup Commercial Mortgage,
                                            4.639%, 5/15/43                               2,080,185
   784,828                       AAA/Aaa    Commercial Mortgage, 0.48705%,
                                            11/15/17                                        758,128
 1,710,660                       AAA/Aaa    Commercial Mortgage Pass Through
                                            Certificates, 0.538%, 11/15/17                1,614,275

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     23

               Floating     S&P/Moody's
 Principal     Rate (d)     Ratings
 Amount ($)    (unaudited)  (unaudited)                                           Value
                                         Thrifts & Mortgage Finance -- (continued)
    897,610                     AAA/Ba1  Countrywide Alternative Loan Trust,
                                         4.25%, 4/25/34                           $     902,355
  1,492,882                      AAA/B2  Countrywide Alternative Loan Trust,
                                         5.5%, 1/25/35                                1,512,381
  6,647,769                      BBB/NR  Countrywide Alternative Loan Trust,
                                         5.5%, 4/25/35                                3,801,786
  1,990,646                      AAA/NR  Countrywide Alternative Loan Trust,
                                         5.5%, 8/25/34                                1,852,995
  1,566,334                     AAA/Ba2  Countrywide Alternative Loan Trust,
                                         5.5%, 4/25/34                                1,581,706
  1,707,920    0.64              AAA/NR  Countrywide Alternative Loan Trust,
                                         Floating Rate Note, 8/25/18                  1,631,315
  1,594,082                      AAA/B2  Countrywide Alternative Loan Trust,
                                         4.75%, 10/25/33                              1,599,261
  2,294,304                      AAA/NR  Countrywide Alternative Loan Trust,
                                         5.75%, 12/25/33                              2,362,670
  1,834,026                      B-/Ba1  Countrywide Home Loan, 4.5%, 9/25/35         1,709,984
  2,170,827                    AAA/Baa3  Countrywide Home Loan Mortgage Pass
                                         Through Trust, 4.867257%, 12/25/33           2,008,445
    562,998                     AAA/Aa3  Downey Savings & Loan,
                                         0.83625%, 7/19/44                              423,070
  1,250,000                        A/A2  Extended Stay America Trust,
                                         4.8603%, 11/5/27                             1,247,878
    602,853                     NR/Baa1  First Horizon Asset Securities, Inc.,
                                         5.6329%, 10/25/34                              619,247
  1,006,503                       A-/NR  First Horizon Asset Securities, Inc.,
                                         6.0%, 5/25/36                                1,001,909
    800,000                        A/A2  GMAC Commercial Mortgage Securities,
                                         Inc., 5.307%, 4/10/40                          798,480
  3,375,000                     AAA/Aaa  GMAC Commercial Mortgage Securities,
                                         Inc., 4.864%, 12/10/41                       3,580,221
  1,863,792                     AAA/Aaa  GS Mortgage Securities Corp. II,
                                         7.12%, 11/18/29                              1,958,723
    678,006    0.91              AAA/A1  Impac CMB Trust, Floating Rate Note,
                                         10/25/34                                       625,474
  1,086,266    0.59              NR/Aaa  Impac CMB Trust, Floating Rate Note,
                                         11/25/35                                       878,741
    734,293    0.99             AAA/Aaa  Impac Securities Assets Corp., Floating
                                         Rate Note, 11/25/34                            683,880
  1,271,076    0.54             AAA/Aaa  Impac Securities Assets Corp., Floating
                                         Rate Note, 5/25/36                           1,177,915
  1,600,000                      AAA/NR  JP Morgan Chase Commercial Mortgage
                                         Securities Corp., 3.6159%, 11/15/43          1,563,133
  1,100,000                      A-/Aa3  JP Morgan Chase Commercial Mortgage
                                         Securities Corp., 0.34205%, 5/15/47          1,019,421

The accompanying notes are an integral part of these financial statements.


24  Pioneer Bond Fund | Annual Report | 6/30/11

------------------------------------------------------------------------------------------------------
              Floating        S&P/Moody's
Principal     Rate (d)        Ratings
Amount ($)    (unaudited)     (unaudited)                                               Value
------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
 1,935,241                          AAA/A2  JP Morgan Mortgage Trust,
                                            2.657%, 2/25/34                             $   1,923,629
 1,078,179                          AAA/NR  JP Morgan Mortgage Trust,
                                            2.675589%, 7/25/34                              1,025,744
 3,270,634                         AAA/Aa3  JP Morgan Mortgage Trust,
                                            4.498731%, 10/25/33*                            3,327,978
 2,962,094                         AAA/Ba2  JP Morgan Mortgage Trust,
                                            6.0%, 8/25/34                                   2,761,883
 1,750,000                         AAA/Aaa  JPMCC 2002-C3 B, 5.146%, 7/12/35                1,810,659
 1,629,058    5.50                  AAA/A2  JPMMT 2004-A1 3A1, Floating Rate Note,
                                            2/25/34                                         1,657,586
 2,800,000                         BBB+/NR  LB-UBS Commercial Mortgage,
                                            5.616%, 10/15/35                                2,733,933
 1,164,543                          AAA/A3  Lehman Brothers Small Balance
                                            Commercial, 5.41%, 12/25/36                     1,145,704
 1,196,891    0.44                 AAA/Aa1  Lehman Brothers Small Balance
                                            Commercial, Floating Rate Note, 2/25/30         1,011,174
   572,666    1.04                 AAA/Aa1  Lehman Brothers Small Balance, Floating
                                            Rate Note, 10/25/37                               542,811
 1,508,612                          BB+/B3  Master Adjustable Rate Mortgages Trust,
                                            5.194229%, 1/25/35                              1,366,004
   818,472                          AAA/A1  Master Adjustable Rate Mortgages Trust,
                                            2.86771%, 4/21/34                                 797,038
 2,608,510                          AAA/NR  Master Alternative Loans Trust,
                                            5.5%, 2/25/35                                   2,684,864
 1,321,596                          AAA/NR  Master Alternative Loans Trust,
                                            4.5%, 1/25/15                                   1,320,817
   584,549                          AA-/NR  Master Alternative Loans Trust,
                                            5.5%, 1/25/35                                     597,192
 1,639,966                           AA/NR  Master Alternative Loans Trust,
                                            5.5%, 10/25/19                                  1,673,500
 3,620,427                         AAA/AAA  Master Alternative Loans Trust,
                                            6.0%, 7/25/34                                   3,657,540
 1,816,209    6.75                  BBB/NR  Master Seasoned Securities Trust, Floating
                                            Rate Note, 9/25/32                              1,905,325
   520,613                         AAA/Aaa  Merrill Lynch Mortgage Trust,
                                            4.556%, 6/12/43                                   526,176
   348,850    5.44                 AAA/Aaa  Merrill Lynch/Countrywide Commercial,
                                            Floating Rate Note, 2/12/39                       348,681
 2,600,180                          AAA/A1  MLCC Mortgage Investors, Inc.,
                                            0.48344%, 3/25/30                               2,299,074
 1,602,640    0.42                AAA/Baa2  MLCC Mortgage Investors, Inc., Floating
                                            Rate Note, 4/25/29                              1,475,254
 2,950,000                           NR/NR  Morgan Stanley Remic Trust,
                                            5.0%, 11/26/36                                  2,868,875

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     25

------------------------------------------------------------------------------------------------------
              Floating         S&P/Moody's
Principal     Rate (d)         Ratings
Amount ($)    (unaudited)      (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
  1,566,750                         NR/Aa3  PHH Mortgage Capital, 6.6%, 12/25/27        $    1,547,617
    936,757                         BBB/B2  RAAC Series, 6.0%, 1/25/32                         946,868
  2,219,987                         AAA/NR  Residential Asset Securitization Trust,
                                            5.5%, 7/25/35                                    2,080,252
  1,679,267                         AAA/NR  Residential Asset Securitization Trust,
                                            5.25%, 11/25/34                                  1,713,671
  1,241,965                          A+/NR  Residential Asset Securitization Trust,
                                            5.5%, 2/25/35                                    1,252,287
    980,177                       AAA/Baa3  Residential Funding Mortgage Securities I,
                                            Inc., 5.0%, 5/25/18                              1,018,052
  8,510,000   5.54               CCC+/Caa3  SASC 2007 BHC1 A1, Floating Rate Note,
                                            12/18/49                                         2,792,982
  2,890,000   5.58                    D/NR  SASC 2007 BHC1 A2, Floating Rate Note,
                                            12/18/49 (g)                                       232,842
  1,691,635   0.81                AAA/Baa2  Sequoia Mortgage Trust, Floating Rate
                                            Note, 3/20/35                                    1,383,350
  1,807,457   0.41                AAA/Baa1  Sequoia Mortgage Trust, Floating Rate
                                            Note, 9/20/33                                    1,651,161
  1,543,209                         AAA/A3  Sequoia Mortgage Trust,
                                            0.74969%, 1/20/35                                1,252,941
  1,315,367                           A/B2  Structured Asset Securities,
                                            5.0%, 5/25/35                                    1,293,872
  1,988,857                        AAA/Ba1  Thornburg Mortgage Securities Trust,
                                            4.1376%, 3/25/44                                 1,969,853
    858,045   0.93                  AAA/A2  Thornburg Mortgage Securities Trust,
                                            Floating Rate Note, 9/25/44                        799,099
  2,299,680                        AAA/Aaa  Wachovia Bank Commercial Mortgage
                                            Trust, 4.957%, 8/15/35                           2,298,477
  3,787,250                        AAA/Aaa  Wachovia Bank Commercial Mortgage
                                            Trust, 4.803%, 10/15/41                          4,056,690
  2,500,000                          A+/NR  Wachovia Bank Commercial Mortgage
                                            Trust, 5.606%, 4/15/35                           2,545,595
780,286,977   0.01                 AAA/Aaa  Wachovia Bank Commercial Mortgage
                                            Trust, Floating Rate Note, 6/15/45               1,006,024
    468,329                          BB/NR  WaMu Mortgage Pass Through Certificates,
                                            4.82069%, 9/25/35                                  452,017
  2,545,393                         AAA/NR  WaMu Mortgage Pass Through Certificates,
                                            2.73272%, 1/25/35                                2,444,376
    393,941                          BB/NR  WaMu Mortgage Pass Through Certificates,
                                            2.77149%, 9/25/35                                  340,973
  2,167,772   0.42                AAA/Caa1  WaMu Mortgage Pass Through Certificates,
                                            Floating Rate Note, 4/25/45                      1,795,797
  1,450,000                        AAA/Aaa  WBCMT 2003-C9 B, 5.109%, 12/15/35                1,482,542
  3,755,348                         NR/Aaa  Wells Fargo Commercial Mortgage,
                                            3.349%, 10/15/57                                 3,768,567

The accompanying notes are an integral part of these financial statements.


26  Pioneer Bond Fund | Annual Report | 6/30/11

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount ($)     (unaudited)    (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
    933,711          5.62           A-/NR    Wells Fargo Mortgage Backed Securities
                                             Trust, Floating Rate Note, 4/25/36          $      921,249
  1,257,080                        AAA/A1    Wells Fargo Mortgage Backed Securities
                                             Trust, 5.0%, 11/25/36                            1,268,886
  1,038,955                      AAA/Baa1    Wells Fargo Mortgage Backed Securities
                                             Trust, 5.5%, 5/25/35                             1,036,492
  1,164,573          2.75          NR/Ba3    Wells Fargo Mortgage Backed Securities
                                             Trust, Floating Rate Note, 1/25/35               1,069,947
    713,214          2.78         AAA/Aa1    Wells Fargo Mortgage Backed Securities
                                             Trust, Floating Rate Note, 10/25/34                706,166
    729,971          2.78         AAA/Aa1    Wells Fargo Mortgage Backed Securities
                                             Trust, Floating Rate Note, 10/25/35                705,717
    698,060          4.53          AAA/A1    Wells Fargo Mortgage Backed Securities
                                             Trust, Floating Rate Note, 11/25/33                691,295
    279,105          2.74          AAA/A2    Wells Fargo Mortgage Backed Securities
                                             Trust, Floating Rate Note, 6/25/34                 268,209
    350,000                         NR/A2    Wells Fargo Mortgage Backed Securities
                                             Trust, 5.392%, 2/15/44                             328,738
  2,890,532                       AAA/Ba2    Wells Fargo Mortgage Backed Securities
                                             Trust, 4.75%, 12/25/18                           2,983,952
                                                                                         --------------
                                                                                         $  154,685,020
                                                                                         --------------
                                             Total Banks                                 $  154,685,020
-------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 3.7%
                                             Asset Management & Custody Banks -- 0.1%
    895,814          4.94           NR/NR    Jefferies & Co., Inc., Floating Rate Note,
                                             5/26/37                                     $      874,172
-------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.1%
  1,168,957                       AAA/Aaa    GMAC Mortgage Corp., Loan Trust,
                                             5.5%, 11/25/33                              $    1,180,619
-------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 2.9%
  2,028,408                        AA-/NR    Banc of America Mortgage, 5.5%,
                                             11/25/34                                    $    2,118,871
  1,822,891          2.92         AAA/Aaa    Banc of America Mortgage Securities, Inc.,
                                             Floating Rate Note, 7/25/33                      1,734,136
  1,400,075          2.86          NR/Ba3    Banc of America Mortgage Securities, Inc.,
                                             Floating Rate Note, 5/25/35                      1,367,688
  2,852,248                        AAA/NR    Banc of America Mortgage Securities, Inc.,
                                             5.75%, 1/25/35                                   2,917,739
  1,476,400          3.23        AAA/Baa3    Banc of America Mortgage Securities, Inc.,
                                             Floating Rate Note, 10/25/33                     1,419,903
  3,599,627          3.22         NR/Baa3    Banc of America Mortgage Securities, Inc.,
                                             Floating Rate Note, 11/25/33                     3,404,844
  1,033,019          5.12          AAA/NR    Banc of America Mortgage Securities, Inc.,
                                             Floating Rate Note, 9/25/35                        990,457

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     27

----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount ($)     (unaudited)    (unaudited)                                                Value
----------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- (continued)
    263,101                        AAA/NR    Banc of America Mortgage Securities, Inc.,
                                             5.0%, 8/25/33                               $   262,488
    752,024                         NR/A2    Citicorp Mortgage Securities I,
                                             5.5%, 3/25/35                                   756,282
  1,274,036                         NR/B1    CMSI 2006-1 3A1, 5.0%, 2/25/36                1,271,190
  2,950,000                       BBB+/A2    Credit Suisse Mortgage Capital
                                             Certificates, 0.318%, 2/15/22                 2,702,620
  1,200,000                       BBB/Aa1    Credit Suisse Mortgage Capital
                                             Certificates, 5.343%, 12/15/39                1,154,488
  1,938,225                        CCC/NR    JPMorgan Alternative Loan Trust,
                                             6.0%, 3/25/36                                 1,524,918
  1,303,134                        CCC/NR    JPMorgan Alternative Loan Trust,
                                             5.5%, 3/25/36                                   942,708
    730,284          4.13           NR/NR    La Hipotecaria SA, Floating Rate Note,
                                             9/8/39                                          730,513
  1,395,000                         NR/A2    LSTAR Commercial Mortgage Trust,
                                             5.7457%, 6/25/43                              1,185,859
  1,166,335                        A+/Aaa    MLMI 2005-A2 A4, 4.48%, 2/25/35               1,123,211
    394,324                       AAA/Aaa    Morgan Stanley Capital I, 7.0%, 7/25/33         401,443
  1,483,613                          A/NR    Nomura Resecuritization Trust,
                                             5.235%, 3/26/36                               1,472,486
  2,342,626          5.50          AAA/B2    RALI 2004-QS16 1A1, Floating Rate Note,
                                             12/25/34                                      2,370,412
  4,760,735                        NR/Ba1    Residential Accredit Loans, Inc.,
                                             5.0%, 5/25/19                                 4,764,444
  1,885,519                        AAA/NR    Residential Accredit Loans, Inc.,
                                             6.0%, 10/25/34                                1,913,387
  2,396,051                        NR/Ba3    Residential Accredit Loans, Inc.,
                                             5.0%, 8/25/18                                 2,417,467
    966,075                       B-/Caa3    Residential Accredit Loans, Inc.,
                                             0.49875%, 5/25/47                               585,248
                                                                                         -----------
                                                                                         $39,532,802
----------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.6%
  1,440,000                       AAA/Aaa    Banc of America Commercial Mortgage,
                                             Inc., 4.877%, 7/10/42                       $ 1,532,224
  1,326,154                        NR/Aaa    Banc of America Commercial Mortgage,
                                             Inc., 5.381%, 1/15/49                         1,336,172
  2,948,134                         AA/NR    Bear Stearns Commercial Mortgage
                                             Securities, 6.63%, 2/15/35                    2,940,614
  1,600,000          7.11       BBB+/Baa2    Bear Stearns Commercial Mortgage
                                             Securities, Floating Rate Note, 10/15/36      1,597,144
                                                                                         -----------
                                                                                         $ 7,406,154
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


28  Pioneer Bond Fund | Annual Report | 6/30/11

--------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount ($)     (unaudited)    (unaudited)                                           Value
--------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.0%
    622,812                        AAA/NR    CW Capital Cobalt, Ltd., 5.174%,
                                             8/15/48                                $      636,802
                                                                                    --------------
                                             Total Diversified Financials           $   49,630,549
--------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.6%
                                             Mortgage Real Estate Investments Trusts -- 0.6%
  1,988,871          1.54         AA+/Aa2    Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate Note,
                                             12/25/33                               $    1,909,899
  3,250,000          6.45          BBB/A3    Credit Suisse First Boston Mortgage
                                             Securities Corp., 6.448%, 9/15/34           3,245,540
    675,000                       A+/Baa2    Credit Suisse First Boston Mortgage
                                             Securities Corp., 7.165%, 12/15/35            684,633
    400,000          4.52           A-/A3    Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate Note,
                                             5/15/38                                       383,076
  1,450,892          1.69          AA+/WR    Credit Suisse First Boston Mortgage
                                             Securities Corp., Floating Rate Note,
                                             8/25/33                                     1,361,012
                                                                                    --------------
                                                                                    $    7,584,160
                                                                                    --------------
                                             Total Real Estate                      $    7,584,160
--------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 0.1%
                                             Government -- 0.1%
  1,063,878                       AAA/Ba3    GSR Mortgage Loan Trust,
                                             4.1408%, 6/25/34                       $    1,059,759
    490,505                       BBB-/NR    GSR Mortgage Loan Trust,
                                             2.911%, 1/25/35                               458,490
    300,810                       BBB+/NR    GSR Mortgage Loan Trust,
                                             5.7199%, 2/25/34*                             263,074
                                                                                    --------------
                                                                                    $    1,781,323
                                                                                    --------------
                                             Total Government                       $    1,781,323
--------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE
                                             OBLIGATIONS
                                             (Cost $229,751,785)                    $  220,036,088
--------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 34.8%
                                             ENERGY -- 3.7%
                                             Integrated Oil & Gas -- 0.1%
    901,000                     BBB+/Baa2    Marathon Oil Corp., 5.9%, 3/15/18      $    1,021,030
    710,120                     BBB+/Baa1    PF Export Receivable Master Trust,
                                             6.436%, 6/1/15 (144A)                         756,278
                                                                                    --------------
                                                                                    $    1,777,308
--------------------------------------------------------------------------------------------------
                                             Oil & Gas Drilling -- 0.1%
  1,025,000                     BBB+/Baa1    Pride International, 6.875%, 8/15/20   $    1,192,050
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     29

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount ($)     (unaudited)    (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.3%
    820,000          3.42           NR/NR    Sevan Marine ASA, Floating Rate Note,
                                             5/14/13 (144A)                              $      656,000
  2,815,000                      BBB/Baa2    Weatherford International Ltd.,
                                             9.625%, 3/1/19                                   3,635,409
                                                                                         --------------
                                                                                         $    4,291,409
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 1.0%
  2,180,000                      BBB/Baa1    Canadian Natural Resources,
                                             5.9%, 2/1/18 (b)                            $    2,490,399
  2,292,000                        BB-/B1    Denbury Resources, Inc., 8.25%, 2/15/20          2,498,280
  1,402,470                       BBB+/NR    Gazprom International SA,
                                             7.201%, 2/1/20 RegS*                             1,556,741
  1,349,003                         A/Aa3    Ras Laffan Liquefied Natural Gas Co., Ltd.
                                             III, 5.832%, 9/30/16 (144A) (b)                  1,470,413
  1,000,000                     BBB-/Baa2    TNK-BP Finance SA,
                                             6.625%, 3/20/17 (144A)                           1,083,600
  2,080,000                     BBB-/Baa2    TNK-BP Finance SA,
                                             7.5%, 7/18/16 (144A)                             2,366,000
  1,000,000                     BBB-/Baa2    TNK-BP Finance SA,
                                             7.875%, 3/13/18 (144A)                           1,147,500
                                                                                         --------------
                                                                                         $   12,612,933
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.6%
  1,150,000                         B+/B1    Holly Energy Partners LP, 6.25%, 3/1/15     $    1,150,000
  2,475,000                      BBB/Baa2    Spectra Energy Capital, 6.2%, 4/15/18            2,806,474
  2,890,000                      BBB/Baa2    Valero Energy Corp., 9.375%, 3/15/19             3,691,342
                                                                                         --------------
                                                                                         $    7,647,816
-------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 1.6%
    435,000                     BBB-/Baa2    Boardwalk Pipelines LLC, 5.5%, 2/1/17       $      479,430
  1,535,000                      BBB/Baa3    Buckeye Partners LP, 6.05%, 1/15/18              1,726,163
  2,900,000                      BBB/Baa2    DCP Midstream, 9.75%, 3/15/19                    3,790,228
  3,250,000                      BBB/Baa2    Kinder Morgan Energy, 5.95%, 2/15/18             3,621,069
  3,500,000                     BBB-/Baa3    Plains All America Pipeline,
                                             6.125%, 1/15/17                                  3,916,546
  3,885,000                          A/A3    Questar Pipeline Co., 5.83%, 2/1/18              4,427,307
  2,000,000                        BB/Ba1    Southern Union Co., 7.2%, 11/1/66                1,860,000
  1,500,000                      BBB/Baa2    Spectra Energy Capital LLC,
                                             6.75%, 7/15/18                                   1,700,556
                                                                                         --------------
                                                                                         $   21,521,299
                                                                                         --------------
                                             Total Energy                                $   49,042,815
-------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 2.3%
                                             Aluminum -- 0.2%
  2,425,000                     BBB-/Baa3    Alcoa, Inc., 6.15%, 8/15/20                 $    2,569,006
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


30  Pioneer Bond Fund | Annual Report | 6/30/11

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount ($)     (unaudited)    (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                             Commodity Chemicals -- 0.2%
  1,700,000                       BB-/Ba2    Nova Chemicals Corp., 8.375%, 11/1/16       $    1,870,000
-------------------------------------------------------------------------------------------------------
                                             Construction Materials -- 0.3%
  2,225,000          6.72         B-/BBB-    C10 Capital SPV, Ltd., Floating Rate Note,
                                             12/31/49                                    $    1,646,500
  2,260,000          6.64           B-/NR    C8 Capital SPV, Ltd., Floating Rate Note,
                                             12/31/49                                         1,672,400
    475,000                      BBB/Baa2    Holcim, Ltd., 6.0%, 12/30/19 (144A)                507,577
                                                                                         --------------
                                                                                         $    3,826,477
-------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.7%
  3,085,000                     BBB-/Baa3    AngloGold Ashanti Holdings,
                                             5.375%, 4/15/20                             $    3,037,528
  5,000,000                     BBB-/Baa3    Gold Fields Orogen Holding BVI,
                                             4.875%, 10/7/20                                  4,732,695
    950,000                      BBB/Baa2    Teck Resources, Ltd., 10.25%, 5/15/16            1,135,250
                                                                                         --------------
                                                                                         $    8,905,473
-------------------------------------------------------------------------------------------------------
                                             Fertilizers & Agricultural Chemicals -- 0.1%
  1,500,000                       BB+/Ba1    CF Industries Holdings, Inc.,
                                             6.875%, 5/1/18                              $    1,700,625
-------------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.1%
  1,350,000                       BBB/Ba1    Georgia-Pacific LLC, 5.4%, 11/1/20          $    1,375,828
-------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.2%
  2,400,000                      BBB/Baa2    Cytec Industries, Inc., 8.95%, 7/1/17       $    2,992,390
-------------------------------------------------------------------------------------------------------
                                             Steel -- 0.5%
  3,900,000                     BBB-/Baa3    ArcelorMittal, 6.125%, 6/1/18               $    4,177,204
  2,805,000                     BBB-/Baa3    Commercial Metals Co., 7.35%, 8/15/18            2,994,893
                                                                                         --------------
                                                                                         $    7,172,097
                                                                                         --------------
                                             Total Materials                             $   30,411,896
-------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 2.8%
                                             Aerospace & Defense -- 0.2%
  3,020,000                        BB/Ba3    Esterline Technology, 6.625%, 3/1/17        $    3,125,700
-------------------------------------------------------------------------------------------------------
                                             Building Products -- 0.3%
  4,260,000                       BBB/Ba2    Masco Corp., 7.125%, 3/15/20 (b)            $    4,360,689
-------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery & Heavy Trucks -- 0.1%
    910,000                     BBB+/Baa2    Cummins, Inc., 6.75%, 2/15/27               $      981,766
    600,000                         BB/B2    Oshkosh Corp., 8.5%, 3/1/20                        649,500
                                                                                         --------------
                                                                                         $    1,631,266
-------------------------------------------------------------------------------------------------------
                                             Electrical Component & Equipment -- 0.4%
  2,665,000                        BB/Ba2    Anixter International Corp.,
                                             5.95%, 3/1/15                               $    2,691,650
  2,670,000                        B+/Ba2    Belden CDT, Inc., 7.0%, 3/15/17                  2,736,750
                                                                                         --------------
                                                                                         $    5,428,400
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     31

--------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                            Value
--------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- 0.3%
2,950,000                       BBB/Baa2    Tyco Electronics Group SA,
                                            6.55%, 10/1/17                          $    3,475,832
  525,000                          A-/A3    Tyco International Finance SA,
                                            8.5%, 1/15/19                                  665,549
                                                                                    --------------
                                                                                    $    4,141,381
--------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 0.4%
2,150,000                      BBB+/Baa1    Ingersoll-Rand Global Holdings,
                                            9.5%, 4/15/14                           $    2,581,610
1,810,000                      BBB-/Baa3    Valmont Industries, Inc.,
                                            6.625%, 4/20/20                              1,982,037
                                                                                    --------------
                                                                                    $    4,563,647
--------------------------------------------------------------------------------------------------
                                            Trading Companies & Distributors -- 1.1%
  495,000                        BB-/Ba2    Ace Hardware Corp.,
                                            9.125%, 6/1/16 (144A)                   $      525,938
3,525,000                      BBB-/BBB-    Aviation Capital Group Corp.,
                                            6.75%, 4/6/21                                3,477,589
5,660,000                       BBB/Baa1    GATX Financial Corp., 6.0%, 2/15/18          6,146,545
3,450,000                       BBB/Baa2    Glencore Funding LLC,
                                            6.0%, 4/15/14 (144A)                         3,752,793
                                                                                    --------------
                                                                                    $   13,902,865
                                                                                    --------------
                                            Total Capital Goods                     $   37,153,948
--------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                            Office Services & Supplies -- 0.3%
3,110,000                        BBB+/A2    Pitney Bowes, Inc., 5.6%, 3/15/18       $    3,356,990
                                                                                    --------------
                                            Total Commercial Services & Supplies    $    3,356,990
--------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.0%
                                            Airlines -- 0.0%
  603,045                       BBB/Baa2    Southwest Airlines Co., 7.67%, 1/2/14   $      626,323
                                                                                    --------------
                                            Total Transportation                    $      626,323
--------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.1%
                                            Automobile Manufacturers -- 0.1%
  655,000                       BBB/Baa2    Hyundai Motor Manufacturer,
                                            4.5%, 4/15/15                           $      683,435
  790,000                      BBB+/Baa2    Nissan Motor Acceptance Corp.,
                                            4.5%, 1/30/15 (144A)                           835,357
                                                                                    --------------
                                                                                    $    1,518,792
                                                                                    --------------
                                            Total Automobiles & Components          $    1,518,792
--------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 0.3%
                                            Household Appliances -- 0.3%
4,235,000                      BBB-/Baa3    Whirlpool Corp., 5.5%, 3/1/13           $    4,489,477
                                                                                    --------------
                                            Total Consumer Durables & Apparel       $    4,489,477
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


32  Pioneer Bond Fund | Annual Report | 6/30/11

----------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.3%
                                            Casinos & Gaming -- 0.0%
1,160,000                          NR/WR    Station Casinos, 6.625%, 3/15/18 (e)      $          116
----------------------------------------------------------------------------------------------------
                                            Education Services -- 0.3%
1,100,000                         AAA/NR    Massachusetts Institute of Technology,
                                            5.6%, 7/1/11                              $    1,123,969
3,095,000                        AAA/Aaa    President & Fellows of Harvard,
                                            6.3%, 10/1/37                                  3,386,209
                                                                                      --------------
                                                                                      $    4,510,178
                                                                                      --------------
                                            Total Consumer Services                   $    4,510,294
----------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.2%
                                            Broadcasting -- 0.2%
2,620,000                      BBB+/Baa1    Grupo Telivisa SA, 6.0%, 5/15/18 (144A)   $    2,848,244
                                                                                      --------------
                                            Total Media                               $    2,848,244
----------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.3%
                                            Internet Retail -- 0.3%
  800,000                       BBB-/Ba1    Expedia, Inc., 5.95%, 8/15/20             $      778,000
3,000,000                       BBB-/Ba1    Expedia, Inc., 8.5%, 7/1/16 (144A)             3,270,000
                                                                                      --------------
                                                                                      $    4,048,000
                                                                                      --------------
                                            Total Retailing                           $    4,048,000
----------------------------------------------------------------------------------------------------
                                            FOOD & DRUG RETAILING -- 0.2%
                                            Drug Retail -- 0.2%
  799,225                      BBB+/Baa2    CVS Pass-Through Trust,
                                            5.298%, 1/11/27                           $      799,465
1,540,191                      BBB+/Baa2    CVS Pass-Through Trust,
                                            5.773%, 1/10/33                                1,594,668
                                                                                      --------------
                                                                                      $    2,394,133
                                                                                      --------------
                                            Total Food & Drug Retailing               $    2,394,133
----------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 0.8%
                                            Agricultural Products -- 0.4%
5,175,000                       BBB-/Ba1    Viterra, Inc., 5.95%, 8/1/20              $    5,262,447
----------------------------------------------------------------------------------------------------
                                            Brewers -- 0.0%
   55,000                      BBB+/Baa1    Miller Brewing Co.,
                                            5.5%, 8/15/13 (144A)                      $       59,575
----------------------------------------------------------------------------------------------------
                                            Packaged Foods & Meats -- 0.3%
3,725,000                      BBB-/Baa2    Kraft Foods, Inc., 6.5%, 2/9/40           $    4,137,633
----------------------------------------------------------------------------------------------------
                                            Tobacco -- 0.1%
1,535,000                         BBB/WR    UST Inc., 5.75%, 3/1/18                   $    1,652,323
----------------------------------------------------------------------------------------------------
                                            Total Food, Beverage & Tobacco            $   11,111,978
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     33

-----------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                            Health Care Facilities -- 0.1%
1,050,000                         BB/Ba2    HCA, Inc., 7.875%, 2/15/20                 $    1,139,250
  385,000                         BB/Ba2    HCA, Inc., 8.5%, 4/15/19                          425,425
  202,000                         BB-/B2    HCA, Inc., 9.875%, 2/15/17                        224,725
                                                                                       --------------
                                                                                       $    1,789,400
                                                                                       --------------
                                            Total Health Care Equipment & Services     $    1,789,400
-----------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS & BIOTECHNOLOGY -- 0.8%
                                            Biotechnology -- 0.3%
3,555,000                      BBB+/Baa3    Biogen Idec, Inc., 6.0%, 3/1/13            $    3,803,303
-----------------------------------------------------------------------------------------------------
                                            Life Sciences Tools & Services -- 0.4%
5,366,000                      BBB-/Baa2    Agilent Technologies Inc., 6.5%, 11/1/17   $    6,180,280
-----------------------------------------------------------------------------------------------------
                                            Pharmaceuticals -- 0.1%
1,000,000                          AA/A1    Abbott Laboratories, Inc.,
                                            5.125%, 4/1/19                             $    1,100,135
                                                                                       --------------
                                            Total Pharmaceuticals & Biotechnology      $   11,083,718
-----------------------------------------------------------------------------------------------------
                                            BANKS -- 3.5%
                                            Diversified Banks -- 1.1%
3,515,000                         A/Baa1    Barclays Plc, 6.05%, 12/4/17               $    3,721,650
2,800,000                          NR/A2    BBVA Bancomer SA, 6.5%, 3/10/21 (b)             2,856,000
3,230,000                        BBB+/A3    Credit Agricole SA, 8.375%, 12/13/49 (b)        3,375,350
1,855,000                           A/A1    Industrial Bank of Korea,
                                            7.125%, 4/23/14                                 2,085,567
2,000,000           3.00           A-/NR    Scotiabank Peru SA, Floating Rate Note,
                                            3/15/17 (144A)*                                 1,985,600
                                                                                       --------------
                                                                                       $   14,024,167
-----------------------------------------------------------------------------------------------------
                                            Regional Banks -- 2.4%
3,335,000                        BB/Baa3    Capital One Capital VI, 8.875%, 5/15/40    $    3,439,746
1,190,000                           A/NR    Cobank, ACB, 7.875%, 4/16/18 (144A)             1,380,202
2,505,000                         A+/Aa3    Mellon Funding Corp., 5.5%, 11/15/18            2,795,475
1,435,000                           A/A3    PNC Bank NA, 6.0%, 12/7/17                      1,611,763
6,273,000           8.25        BBB/Baa3    PNC Financial Services Group, Floating
                                            Rate Note, 5/29/49 (b)                          6,635,197
1,500,000           8.70        BBB/Baa3    PNC Preferred Funding Trust III, Floating
                                            Rate Note, 3/29/49                              1,581,675
4,080,000                          A-/A3    Sovereign Bancorp, 8.75%, 5/30/18               4,605,745
6,670,000                      BBB+/Baa1    State Street Capital, 8.25%, 3/15/42 (b)        6,672,935
3,520,000                        AA-/Aa3    Wachovia Bank NA, 6.0%, 11/15/17                3,926,718
                                                                                       --------------
                                                                                       $   32,649,456
                                                                                       --------------
                                            Total Banks                                $   46,673,623
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


34  Pioneer Bond Fund | Annual Report | 6/30/11

--------------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 6.9%
                                            Asset Management & Custody Banks -- 0.8%
2,000,000                         A+/Aa3    Bank of New York, 4.95%, 3/15/15              $    2,193,456
3,945,000                          A-/A3    Eaton Vance Corp., 6.5%, 10/2/17                   4,555,331
4,050,000                      BBB-/Baa3    Janus Capital Group, Inc.,
                                            6.95%, 6/15/17                                     4,439,837
                                                                                          --------------
                                                                                          $   11,188,624
--------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.9%
1,465,000                       BBB/Baa1    Capital One Bank USA NA,
                                            8.8%, 7/15/19 (b)                             $    1,797,908
2,575,000                           A/A2    Caterpillar Financial, 7.05%, 10/1/18              3,144,029
3,155,000     4.00              BBB-/Ba1    SLM Corp., Floating Rate Note, 7/25/14*            3,106,350
4,435,000                           B/B3    Springleaf Finance Corp.,
                                            6.9%, 12/15/17                                     4,069,113
                                                                                          --------------
                                                                                          $   12,117,400
--------------------------------------------------------------------------------------------------------
                                            Diversified Financial Services -- 1.9%
3,800,000                       BBB/Baa2    Alterra Finance LLC, 6.25%, 9/30/20           $    3,906,628
  625,000     0.00                BB+/NR    Caelus Re II, Ltd., Floating Rate Note,
                                            5/24/13                                              624,750
1,840,000                      BBB+/Baa2    Hyundai Capital Services, Inc.,
                                            6.0%, 5/5/15                                       2,005,738
2,575,000                         A+/Aa3    JPMorgan Chase & Co., 6.0%, 1/15/18                2,863,797
6,140,000                      BBB+/Baa1    JPMorgan Chase & Co., 7.9%, 4/29/49                6,594,913
1,650,000     6.33                BB+/NR    Lodestone Re, Ltd., Floating Rate Note,
                                            5/17/13 (144A)                                     1,627,065
2,400,000     6.07                BB+/NR    Lodestone Re, Ltd., Floating Rate Note,
                                            1/08/14                                            2,343,120
  600,000     9.72                BB-/NR    Loma Reinsurance, Ltd., Floating Rate
                                            Note, 12/21/12                                       597,180
1,100,000                          A-/A3    NationsBank Corp., 7.75%, 8/15/15                  1,248,675
  466,067                       BBB/Baa2    Power Receivables Finance LLC,
                                            6.29%, 1/1/12 (144A)                                 466,743
  700,000     7.60                BB-/NR    Queen Street II Capital, Ltd., Floating Rate
                                            Note, 4/9/14                                         691,740
1,250,000     0.66                 BB/NR    Residential Reinsurance 2010, Ltd.,
                                            Floating Rate Note, 6/6/13 (144A)*                 1,243,000
  400,000     0.90                 B+/NR    Residential Reinsurance 2011, Ltd.,
                                            Floating Rate Note, 6/6/15                           397,960
                                                                                          --------------
                                                                                          $   24,611,309
--------------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 2.3%
  674,088                        BBB-/NR    Alta Wind Holdings LLC,
                                            7.0%, 6/30/35 (144A)                          $      715,295
2,000,000                           A/A1    Goldman Sachs, 5.5%, 11/15/14                      2,162,516

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     35

-------------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- (continued)
11,040,000          5.79       BBB-/Baa2    Goldman Sachs Capital, Floating Rate
                                            Note, 12/29/49                               $    8,832,000
   600,000                      BBB/Baa2    Jefferies Group, Inc., 5.125%, 4/13/18              601,210
 3,125,000                      BBB/Baa2    Jefferies Group, Inc., 6.875%, 4/15/21            3,358,606
 3,000,000                         A-/A2    Macquarie Bank, Ltd., 6.625%, 4/7/21              3,018,204
 2,730,000                         A-/A2    Macquarie Group, Ltd., 6.0%, 1/14/20              2,737,524
 3,325,000                          A/A2    Merrill Lynch & Co., 5.45%, 2/5/13                3,527,133
 3,125,000                          A/A2    Morgan Stanley, 5.5%, 1/26/20 (b)                 3,165,722
 2,765,000                          A/A2    Morgan Stanley Dean Witter,
                                            6.625%, 4/1/18                                    3,045,905
                                                                                         --------------
                                                                                         $   31,164,115
-------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 1.0%
 2,850,000                      BBB/Baa1    Banque PSA Finance, 5.75%, 4/4/21            $    2,884,052
 2,900,000                     BBB+/Baa1    BM&FBovespa SA, 5.5%, 7/16/20                     3,002,950
 5,205,000                      BBB/Baa3    Cantor Fitzgerald LP, 7.875%, 10/15/19 (b)        5,685,250
 2,000,000                         A+/A1    National Rural Utilities Corp.,
                                            5.45%, 2/1/18                                     2,238,518
                                                                                         --------------
                                                                                         $   13,810,770
                                                                                         --------------
                                            Total Diversified Financials                 $   92,892,218
-------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 4.4%
                                            Life & Health Insurance -- 1.7%
   850,000                      BBB/Baa3    Delphi Financial Group, Inc.,
                                            7.875%, 1/31/20                              $      945,980
 3,380,000                       BBB/Ba1    Lincoln National Corp., 6.05%, 4/20/67            3,253,250
 1,690,000                       A-/Baa2    Lincoln National Corp., 8.75%, 7/1/19             2,132,608
 4,200,000                      BBB/Baa2    MetLife, Inc., 10.75%, 8/1/39 (b)                 5,911,500
 4,250,000                       A-/Baa2    Protective Life Corp., 7.375%, 10/15/19           4,831,970
 2,800,000                        A/Baa2    Prudential Financial, Inc.,
                                            5.15%, 1/15/13                                    2,954,605
 2,140,000                     BBB+/Baa3    Prudential Financial, Inc.,
                                            8.875%, 6/15/38                                   2,498,450
                                                                                         --------------
                                                                                         $   22,528,363
-------------------------------------------------------------------------------------------------------
                                            Multi-Line Insurance -- 1.1%
 3,960,000                      BBB/Baa3    Genworth Financial, Inc., 7.2%, 2/15/21      $    3,962,827
 4,620,000                       BB/Baa3    Liberty Mutual Group,
                                            7.0%, 3/15/37 (144A)                              4,414,433
 3,035,000                     BBB-/Baa2    Liberty Mutual Group,
                                            7.3%, 6/15/14 (144A)                              3,303,980
    85,000         10.75         BB/Baa3    Liberty Mutual Group, Floating Rate Note,
                                            6/15/58 (144A)                                      112,838
 2,650,000                          A/A3    Loew Corp., 5.25%, 3/15/16                        2,887,445
                                                                                         --------------
                                                                                         $   14,681,523
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


36  Pioneer Bond Fund | Annual Report | 6/30/11

--------------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------
                                            Property & Casualty Insurance -- 0.9%
5,000,000                      BBB-/Baa3    Hanover Insurance Group,
                                            7.625%, 10/15/25                              $    5,210,400
  700,000                      BBB-/Baa3    The Hanover Insurance Group, Inc.,
                                            7.5%, 3/1/20                                         754,905
2,000,000                          A-/A2    Travelers Companies, Inc., 6.25%,
                                            6/15/37                                            2,139,776
1,750,000                         BB/Ba2    White Mountains Re Group, Ltd., 7.506%,
                                            5/29/49 (b)                                        1,669,658
3,275,000                       BBB-/Ba1    XL Group Plc, 6.5%, 3/29/49 (b)                    3,004,813
                                                                                          --------------
                                                                                          $   12,779,552
--------------------------------------------------------------------------------------------------------
                                            Reinsurance -- 0.7%
  350,000           0.68           BB/NR    East Lane Re III, Ltd., Floating Rate Note,
                                            3/16/12                                       $      354,025
  550,000           7.23          BB+/NR    Foundation Re III, Ltd., Floating Rate Note,
                                            2/25/15                                              541,145
  600,000           0.58          BB+/A2    Foundation Re III, Ltd., Floating Rate Note,
                                            2/3/14                                               586,680
5,048,000                      BBB+/BBB+    Platinum Underwriters HD, 7.5%, 6/1/17             5,433,061
  950,000                      BBB-/Baa3    Reinsurance Group of America, Inc.,
                                            6.75%, 12/15/65                                      907,582
1,150,000           9.42            B/NR    Successor X, Ltd., Floating Rate Note,
                                            2/25/14                                            1,120,215
                                                                                          --------------
                                                                                          $    8,942,708
                                                                                          --------------
                                            Total Insurance                               $   58,932,146
--------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 3.2%
                                            Diversified Real Estate Activities -- 0.4%
4,125,000                          A-/A2    WEA Finance LLC, 7.125%, 4/15/18              $    4,814,345
--------------------------------------------------------------------------------------------------------
                                            Diversified Real Estate Investments Trusts -- 0.8%
4,555,000                      BBB+/Baa1    Dexus Finance Property, Ltd.,
                                            7.125%, 10/15/14                              $    5,138,168
1,765,000                       BBB/Baa2    Digital Realty Trust LP, 4.5%, 7/15/15             1,836,973
  725,000                       BBB/Baa2    Digital Realty Trust LP, 5.875%, 2/1/20              760,097
3,455,000                       BBB/Baa3    Goodman Funding Property, Ltd.,
                                            6.375%, 4/15/21                                    3,547,179
                                                                                          --------------
                                                                                          $   11,282,417
--------------------------------------------------------------------------------------------------------
                                            Office Real Estate Investment Trust -- 0.1%
1,607,000                       BBB/Baa2    Mack-Cali Realty LP, 5.125%, 2/15/14          $    1,722,656
--------------------------------------------------------------------------------------------------------
                                            Real Estate Operating Companies -- 0.0%
  180,000                          B-/B3    Forest City Enterprises, 7.625%, 6/1/15       $      176,400
--------------------------------------------------------------------------------------------------------
                                            Retail Real Estate Investments Trusts -- 0.3%
2,905,000                       BB+/Baa3    Developers Diversified Realty,
                                            7.5%, 4/1/17                                  $    3,289,727
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     37

----------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
 Principal    Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Specialized Real Estate Investments Trusts -- 1.6%
4,125,000                      BBB-/Baa2    Health Care REIT, Inc., 6.2%, 6/1/16      $    4,580,033
  860,000                      BBB-/Baa2    Health Care, Inc., 6.0%, 11/15/13                932,711
2,425,000                      BBB-/Baa3    Healthcare Realty Trust, Inc.,
                                            6.5%, 1/17/17                                  2,699,321
5,325,000                      BBB-/Baa2    Hospitality Properties Trust,
                                            7.875%, 8/15/14                                6,008,176
4,285,000                      BBB-/Baa3    Senior Housing Properties Trust,
                                            6.75%, 4/15/20                                 4,574,379
  540,000                      BBB-/Baa3    Ventas Realty LP, 6.75%, 4/1/17                  568,749
1,910,000                      BBB-/Baa3    Ventas Realty LP, 6.5%, 6/1/16                 1,973,036
                                                                                      --------------
                                                                                      $   21,336,405
                                                                                      --------------
                                            Total Real Estate                         $   42,621,950
----------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.3%
                                            Data Processing & Outsourced Services -- 0.0%
  447,000                        B-/Caa1    First Data Corp., 8.25%, 1/15/21 (b)      $      438,060
----------------------------------------------------------------------------------------------------
                                            Internet Software & Services -- 0.3%
3,950,000                          NR/A2    GTP Towers Issuer LLC,
                                            4.436%, 2/15/15 (144A)                    $    4,042,164
                                                                                      --------------
                                            Total Software & Services                 $    4,480,224
----------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS -- 0.3%
                                            Semiconductor Equipment -- 0.3%
3,140,000                       BBB/Baa1    Klac Instruments Corp., 6.9%, 5/1/18      $    3,547,001
                                                                                      --------------
                                            Total Semiconductors                      $    3,547,001
----------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 1.1%
                                            Integrated Telecommunication Services -- 0.5%
1,200,000                          A-/A2    AT&T, Inc., 5.6%, 5/15/18                 $    1,336,320
2,530,000                           B/B2    Cincinnati Bell, Inc., 8.25%, 10/15/17         2,542,650
  580,000                           B/B2    Cincinnati Bell, Inc., 8.375%, 10/15/20          578,550
1,990,000                        BB/Baa3    Embarq Corp., 7.082%, 6/1/16                   2,212,124
                                                                                      --------------
                                                                                      $    6,669,644
----------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication Services -- 0.6%
3,015,000                          NR/A2    Crown Castle Towers LLC,
                                            4.883%, 8/15/20                           $    3,031,658
1,625,000                          NR/A2    Crown Castle Towers LLC,
                                            6.113%, 1/15/20                                1,773,068
3,355,000                          NR/NR    GTP Acquisition Partners I LLC,
                                            4.347%, 6/15/16                                3,370,332
                                                                                      --------------
                                                                                      $    8,175,058
                                                                                      --------------
                                            Total Telecommunication Services          $   14,844,702
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


38  Pioneer Bond Fund | Annual Report | 6/30/11

----------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                             UTILITIES -- 2.9%
                                             Electric Utilities -- 1.4%
    980,000                       A-/Baa1    Commonwealth Edison, 6.15%, 9/15/17      $    1,134,190
    730,220                     BBB-/Baa3    Crocket Cogeneration,
                                             5.869%, 3/30/25 (144A)                          735,346
  3,365,000                         A-/A2    Enel Finance International
                                             SA, 5.125%, 10/7/19 (144A)                    3,402,419
  1,167,768                     BBB-/Baa3    FPL Energy America Wind LLC,
                                             6.639%, 6/20/23 (144A)                        1,209,422
    357,000                        B+/Ba2    FPL Energy Wind Funding,
                                             6.876%, 6/27/17 (144A)                          323,085
  1,925,000                      BB+/Baa2    Israel Electric Corp., Ltd.,
                                             7.25%, 1/15/19 (144A) (b)                     2,113,841
    610,000                      BB+/Baa2    Israel Electric Corp., Ltd.,
                                             9.375%, 1/28/20 (144A)                          753,728
    910,000                      BBB/Baa2    Nevada Power Co., 6.5%, 8/1/18                1,064,233
    977,421                         NR/WR    Orcal Geothermal,
                                             6.21%, 12/30/20 (144A)                          942,673
  2,690,000                      BB+/Baa3    Public Service of New Mexico,
                                             7.95%, 5/15/18                                3,036,179
  3,550,000                       BBB+/A3    West Penn Power Co., 5.95%, 12/15/17          4,043,901
                                                                                      --------------
                                                                                      $   18,759,017
----------------------------------------------------------------------------------------------------
                                             Gas Utilities -- 0.2%
  2,402,127                         A+/A1    Nakilat, Inc., 6.267%, 12/31/33 (144A)   $    2,231,864
----------------------------------------------------------------------------------------------------
                                             Independent Power Producers & Energy Traders -- 0.9%
  4,159,444                         NR/B2    Coso Geothermal Power Holdings,
                                             7.0%, 7/15/26 (144A)*                    $    3,457,538
  2,675,000                       BB-/Ba3    Intergen NV, 9.0%, 6/30/17                    2,828,813
  2,105,000                     BBB-/Baa3    Kiowa Power Partners LLC,
                                             5.737%, 3/20/21 (144A)                        2,119,798
  1,016,000                        BB/Ba2    NSG Holdings, Inc., 7.75%, 12/15/25             995,680
  2,534,283                     BBB-/Baa3    Panoche Energy Center LLC,
                                             6.88%, 7/31/29 (144A)                         2,586,591
                                                                                      --------------
                                                                                      $   11,988,420
----------------------------------------------------------------------------------------------------
                                             Multi-Utilities -- 0.4%
  5,055,000                     BBB+/Baa2    NY State Gas and Electric,
                                             6.15%, 12/15/17 (144A)                   $    5,601,046
    386,087                         NR/NR    Ormat Funding Corp., 8.25%, 12/30/20            374,504
                                                                                      --------------
                                                                                      $    5,975,550
                                                                                      --------------
                                             Total Utilities                          $   38,954,851
----------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $424,545,757)                      $  467,332,723
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     39

----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount ($)     (unaudited)    (unaudited)                                             Value
----------------------------------------------------------------------------------------------------
                                             FOREIGN GOVERNMENT BONDS -- 0.1%
                                             BANKS -- 0.1%
    625,000                          A/A1    Export-Import Bank of Korea,
                                             5.875%, 1/14/15                          $      685,356
                                                                                      --------------
                                             Total Banks                              $      685,356
----------------------------------------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT BONDS
                                             (Cost $622,553)                          $      685,356
----------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.4%
  2,858,102                       AAA/Aaa    Federal Home Loan Mortgage Corp., 4.5%,
                                             3/1/20-10/1/20                           $    3,052,079
  7,397,655                       AAA/Aaa    Federal Home Loan Mortgage Corp., 5.0%,
                                             10/1/20-6/1/35                                7,961,178
  4,896,276                       AAA/Aaa    Federal Home Loan Mortgage Corp., 5.5%,
                                             12/1/18-11/1/35                               5,325,100
 11,725,509                       AAA/Aaa    Federal Home Loan Mortgage Corp., 6.0%,
                                             5/1/17-12/1/36                               12,966,532
    766,549                       AAA/Aaa    Federal Home Loan Mortgage Corp., 6.5%,
                                             3/1/13-4/1/34                                   871,194
    796,009                       AAA/Aaa    Federal Home Loan Mortgage Corp., 7.0%,
                                             8/1/22-11/1/30                                  874,749
      3,274                       AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             8.0%, 8/1/31                                      3,710
  7,700,000                         NR/NR    Federal National Mortgage Association
                                             REMICS, 5.0%, 3/25/24-7/25/33                 8,297,859
    175,389                       AAA/Aaa    Federal National Mortgage Association
                                             REMICS, 5.69%, 1/25/32                          184,106
      8,295                         NR/NR    Federal National Mortgage Association,
                                             10.3%, 4/25/19                                    9,487
 20,150,703                       AAA/Aaa    Federal National Mortgage Association,
                                             4.0%, 7/1/18-1/25/41                         20,159,472
 20,196,178                       AAA/Aaa    Federal National Mortgage Association,
                                             4.5%, 11/1/20-7/1/41                         20,980,270
 20,062,526                       AAA/Aaa    Federal National Mortgage Association,
                                             5.0%, 12/1/17-8/1/40                         21,451,528
 13,746,967                       AAA/Aaa    Federal National Mortgage Association,
                                             5.5%, 9/1/17-6/1/36                          14,937,402
 11,169,510                       AAA/Aaa    Federal National Mortgage Association,
                                             6.0%, 6/1/16-7/1/38                          12,355,834
  1,256,805                       AAA/Aaa    Federal National Mortgage Association,
                                             6.5%, 7/1/29-7/1/34                           1,430,740
    321,050                       AAA/Aaa    Federal National Mortgage Association,
                                             7.0%, 3/1/12-1/1/32                             371,593
      3,963                       AAA/Aaa    Federal National Mortgage Association,
                                             7.5%, 8/1/20-4/1/30                               4,641
     31,065                       AAA/Aaa    Federal National Mortgage Association,
                                             8.0%, 4/1/20-5/1/31                              36,538

The accompanying notes are an integral part of these financial statements.


40  Pioneer Bond Fund | Annual Report | 6/30/11

-----------------------------------------------------------------------------------------------------
               Floating         S&P/Moody's
Principal      Rate (d)         Ratings
Amount ($)     (unaudited)      (unaudited)                                             Value
-----------------------------------------------------------------------------------------------------
                                             U.S. Government Agency Obligations -- (continued)
    235,938                         AAA/Aaa  Government National Mortgage
                                             Association I, 6.0%, 2/15/29               $     264,852
     70,313                         AAA/Aaa  Government National Mortgage
                                             Association I, 7.0%, 12/15/30-3/15/31             82,256
     12,254                         AAA/Aaa  Government National Mortgage
                                             Association I, 7.5%, 10/15/29                     14,403
  1,597,307                         AAA/Aaa  Government National Mortgage
                                             Association II, 4.5%, 12/20/34-1/20/35         1,694,559
  2,583,085                         AAA/Aaa  Government National Mortgage
                                             Association II, 5.5%,
                                             10/20/19-11/20/34                              2,824,132
     79,928                         AAA/Aaa  Government National Mortgage
                                             Association II, 6.5%, 2/20/29-4/20/29             90,547
    357,198                         AAA/Aaa  Government National Mortgage
                                             Association II, 7.0%,
                                             11/20/28-12/20/30                                416,101
  7,079,368                         AAA/Aaa  Government National Mortgage
                                             Association, 4.5%, 7/15/33-4/15/38             7,521,064
  2,914,234                         AAA/Aaa  Government National Mortgage
                                             Association, 5.0%, 10/15/18-4/15/35            3,168,681
 15,098,484                         AAA/Aaa  Government National Mortgage
                                             Association, 5.5%, 10/15/17-2/15/37           16,601,558
 14,237,640                         AAA/Aaa  Government National Mortgage
                                             Association, 6.0%, 8/15/13-10/15/36           15,897,067
  6,265,487                         AAA/Aaa  Government National Mortgage
                                             Association, 6.5%, 8/15/11-7/15/35             7,149,679
    937,915                         AAA/Aaa  Government National Mortgage
                                             Association, 7.0%, 12/15/13-5/15/32            1,096,052
    143,866                         AAA/Aaa  Government National Mortgage
                                             Association, 7.5%, 2/15/26-12/15/31              169,526
      9,560                         AAA/Aaa  Government National Mortgage
                                             Association, 7.75%, 2/15/30                       11,290
 82,556,912    0.70                   NR/NR  Government National Mortgage
                                             Association, Floating Rate Note,
                                             11/16/51                                       3,814,715
  8,750,000                          NR/Aaa  U.S. Treasury Bonds, 2.75%, 2/15/19 (b)        8,834,063
  6,380,000                          NR/Aaa  U.S. Treasury Bonds, 3.125%, 5/15/19           6,587,350
  2,500,000                         AAA/Aaa  U.S. Treasury Bonds, 3.625%, 8/15/19 (b)       2,663,673
  7,620,000                          NR/Aaa  U.S. Treasury Bonds, 4.25%, 5/15/39            7,474,748
  1,365,000                          NR/Aaa  U.S. Treasury Bonds,
                                             4.375%, 11/15/39 (b)                           1,365,640
  5,450,000                          NR/Aaa  U.S. Treasury Bonds, 4.375%, 2/15/38           5,485,763
  8,435,000                          NR/Aaa  U.S. Treasury Bonds, 4.5%, 5/15/38 (b)         8,659,050
  9,068,000                          NR/Aaa  U.S. Treasury Bonds, 4.5%, 8/15/39 (b)         9,272,030
  4,000,000                          NR/Aaa  U.S. Treasury Bonds, 4.625%, 2/15/40           4,170,624

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     41

------------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                            U.S. Government Agency Obligations -- (continued)
5,100,000                         NR/Aaa    U.S. Treasury Bonds, 5.25%, 11/15/28        $    5,885,716
4,750,000                         NR/Aaa    U.S. Treasury Bonds, 6.25%, 8/15/23              6,025,822
2,000,000                         NR/Aaa    U.S. Treasury Notes, 4.375%, 5/15/40             1,998,760
7,340,000                         NR/Aaa    U.S. Treasury Notes, 4.5%, 2/15/36               7,585,435
4,000,000                         NR/Aaa    U.S. Treasury Notes, 5.375%, 2/15/31             4,688,124
  840,000                         NR/Aaa    U.S. Treasury Notes, 5.5%, 8/15/28                 997,106
  450,000                         NR/Aaa    U.S. Treasury Notes, 7.875%, 2/15/21               631,160
                                                                                        --------------
                                                                                        $  274,415,558
------------------------------------------------------------------------------------------------------
                                            TOTAL U.S. GOVERNMENT AGENCY
                                            OBLIGATIONS
                                            (Cost $261,189,842)                         $  274,415,558
------------------------------------------------------------------------------------------------------
                                            MUNICIPAL BONDS -- 5.3%
                                            Municipal Airport -- 0.1%
1,000,000                       BBB/Baa2    Indianapolis Airport Authority,
                                            5.1%, 1/15/17                               $    1,094,710
------------------------------------------------------------------------------------------------------
                                            Municipal Development -- 0.9%
2,450,000                        CCC+/NR    Alliance Airport Authority/Texas,
                                            5.75%, 12/1/29                              $    1,719,606
2,925,000                        AA-/Aa3    California Statewide Communities
                                            Development Authority, 6.0%, 8/15/42             3,114,979
  425,000                      CCC+/Caa2    Dallas-Fort Worth Texas International
                                            Airport Revenue, 6.375%, 5/1/35                    313,897
2,350,000                       BBB-/Ba2    Louisiana Local Government
                                            Environmental Facilities & Community,
                                            6.5%, 11/1/35                                    2,432,297
2,310,000                       BBB/Baa3    Selma Industrial Development Board,
                                            5.8%, 5/1/34                                     2,316,122
2,560,000                      BBB+/Baa2    St. John Baptist Parish Louisiana Revenue,
                                            5.125%, 6/1/37                                   2,440,678
                                                                                        --------------
                                                                                        $   12,337,579
------------------------------------------------------------------------------------------------------
                                            Municipal General -- 0.6%
1,325,000                         BB-/B1    Illinois Finance Authority,
                                            6.5%, 10/15/40                              $    1,360,788
2,750,000                          A+/A1    New Jersey Transport Trust Fund Authority,
                                            5.5%, 6/15/41                                    2,837,148
2,400,000                        AAA/Aa1    New York City Transitional Finance
                                            Authority, 5.0%, 11/1/33                         2,516,640
1,660,000                        AA+/Aa1    State of Washington, 5.0%, 7/1/18                1,960,842
                                                                                        --------------
                                                                                        $    8,675,418
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


42  Pioneer Bond Fund | Annual Report | 6/30/11

---------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                             Value
---------------------------------------------------------------------------------------------------
                                            Municipal Higher Education -- 2.7%
4,380,000                        AA+/Aa2    California State University Revenue,
                                            5.0%, 11/1/39                            $    4,263,229
2,500,000                        AAA/Aaa    Connecticut State Health & Educational
                                            Facility Authority, 5.0%, 7/1/40              2,600,250
4,600,000                        AAA/Aaa    Connecticut State Health & Educational,
                                            5.0%, 7/1/42                                  4,724,798
1,500,000                        AAA/Aaa    Houston Higher Education Finance Corp.,
                                            5.0%, 5/15/40                                 1,554,300
1,200,000                        AAA/Aaa    Massachusetts Development Finance
                                            Agency, 5.0%, 10/15/40                        1,260,888
6,500,000                        AAA/Aaa    Massachusetts Health & Educational
                                            Facilities Authority, 5.5%, 11/15/36          7,086,755
1,000,000                        AAA/Aaa    Massachusetts Health & Educational
                                            Facilities Authority, 6.0%, 7/1/36            1,120,450
1,425,000                        AAA/Aaa    Massachusetts Health & Educational
                                            Facilities Authority, 5.50%, 7/1/32           1,708,618
2,850,000                        AAA/Aaa    Missouri State Health & Educational
                                            Facilities, 5.0%, 11/15/39                    2,974,659
1,100,000                        AAA/Aaa    New York State Dormitory Authority,
                                            5.0%, 10/1/41                                 1,155,374
2,150,000                         AA/Aa1    New York State Dormitory Authority,
                                            5.0%, 7/1/35                                  2,241,784
3,700,000                        AAA/Aaa    New York State Dormitory Authority,
                                            5.0%, 7/1/38                                  3,852,921
  800,000                        AAA/Aaa    Texas A&M University, 5.0%, 7/1/30              876,128
                                                                                     --------------
                                                                                     $   35,420,154
---------------------------------------------------------------------------------------------------
                                            Municipal Medical -- 0.1%
  325,000                         AA-/A1    Massachusetts Development Finance
                                            Agency, 5.25%, 4/1/37                    $      328,185
  550,000                         AA-/A1    Massachusetts Development Finance
                                            Agency, 5.375%, 4/1/41                          558,503
                                                                                     --------------
                                                                                     $      886,688
---------------------------------------------------------------------------------------------------
                                            Municipal Pollution -- 0.5%
3,965,000                         BBB/NR    Brazoria County Environmental,
                                            5.95%, 5/15/33                           $    4,000,011
  995,000                      BBB+/Baa1    County of Sweetwater Wyoming, 5.6%,
                                            12/1/35                                         971,797
  980,000                       BBB/Baa3    Courtland Industrial Development Board,
                                            5.0%, 8/1/27                                    888,174
1,200,000                         B/Caa2    Pennsylvania Economic Development
                                            Financing Authority, 6.0%, 6/1/31             1,032,396
                                                                                     --------------
                                                                                     $    6,892,378
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     43

-------------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                            Municipal Water -- 0.4%
2,100,000                        AAA/Aa1    City of Charleston South Carolina,
                                            5.0%, 1/1/41                                 $    2,203,656
2,400,000                        AAA/Aa1    City of Charleston, South Carolina,
                                            5.0%, 1/1/35                                      2,537,592
  800,000                        AAA/Aa2    Hampton Roads Sanitation District,
                                            5.0%, 4/1/38                                        824,424
                                                                                         --------------
                                                                                         $    5,565,672
-------------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $67,648,754)                           $   70,872,599
-------------------------------------------------------------------------------------------------------
                                            SENIOR FLOATING RATE LOAN INTERESTS** -- 7.6%
                                            ENERGY -- 0.5%
                                            Integrated Oil & Gas -- 0.3%
3,785,794           4.50        BBB/Baa2    Glenn Pool Oil & Gas Trust, Term Loan,
                                            6/1/16                                       $    3,795,372
-------------------------------------------------------------------------------------------------------
                                            Oil & Gas Equipment & Services -- 0.1%
1,302,386           8.50           B+/NR    Hudson Products Holdings, Inc., Term
                                            Loan, 8/24/15                                $    1,247,035
-------------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining & Marketing -- 0.1%
1,500,000           4.25          NR/Ba2    Pilot Travel Centers LLC, Initial Tranche B
                                            Term Loan, 3/7/18                            $    1,507,031
                                                                                         --------------
                                            Total Energy                                 $    6,549,438
-------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 0.7%
                                            Diversified Chemical -- 0.1%
  200,361           3.30        BBB-/Ba1    Celanese US Holdings LLC, Dollar Term C
                                            Loan, 10/31/16                               $      201,418
  748,964           7.50           NR/NR    Ineos U.S. Finance Corp., Senior Credit
                                            Term Loan, 12/16/13                                 775,880
  737,253           8.00           NR/NR    Ineos U.S. Finance Corp., Senior Credit
                                            Term Loan, 12/16/14                                 763,748
                                                                                         --------------
                                                                                         $    1,741,046
-------------------------------------------------------------------------------------------------------
                                            Metal & Glass Containers -- 0.2%
  500,112           4.50          BB/Ba2    BWAY Holding Co., Replacement Term B
                                            Loan, 2/9/18                                 $      501,415
1,822,110           6.75           B+/B2    Graham Packaging Co., Term C Loan,
                                            4/5/14                                            1,829,824
   44,402           4.50          BB/Ba2    ICL Industrial Containers ULC,
                                            Replacement Term C Loan, 2/9/18                      44,651
                                                                                         --------------
                                                                                         $    2,375,890
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


44  Pioneer Bond Fund | Annual Report | 6/30/11

------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount ($)     (unaudited)    (unaudited)                                               Value
------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.2%
    367,225          6.00           B+/B2    Graham Packaging Co., Term D Loan,
                                             9/9/16                                     $      368,499
  2,271,754          3.04          BB/Ba2    Graphic Packaging International, Inc.,
                                             Incremental Term Loan, 5/16/14                  2,270,192
                                                                                        --------------
                                                                                        $    2,638,691
------------------------------------------------------------------------------------------------------
                                             Precious Metals & Minerals -- 0.1%
  1,348,500          5.25           NR/NR    Fairmount Minerals, Ltd., Tranche B Term
                                             Loan, 3/1/17                               $    1,352,434
------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.1%
  1,620,000          5.50           NR/NR    Chemtura Corp., Facility Term Loan,
                                             8/11/16                                    $    1,629,450
    262,553          2.77         BB-/Ba2    Huntsman International LLC, Extended
                                             Term B Loan, 4/19/17                              256,481
                                                                                        --------------
                                                                                        $    1,885,931
                                                                                        --------------
                                             Total Materials                            $    9,993,992
------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.4%
                                             Aerospace & Defense -- 0.4%
    987,521          5.28           NR/NR    Dae Aviation Holding, Tranche B1 Term
                                             Loan, 7/31/14                              $      986,698
  1,175,067          6.25         BB-/Ba3    DynCorp International, Term Loan, 7/7/16        1,183,733
    948,848          5.28           NR/NR    Standard Aero, Ltd., Tranche B2 Term
                                             Loan, 7/31/14                                     948,058
  1,597,166          4.50          NR/Ba2    Tasc, Inc., New Tranche B Term Loan,
                                             4/25/15                                         1,596,767
                                                                                        --------------
                                                                                        $    4,715,256
                                                                                        --------------
                                             Total Capital Goods                        $    4,715,256
------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                             Environmental & Facilities Services -- 0.2%
  2,604,118          2.19            D/B2    Synagro Technologies, Inc., 1st Lien Term
                                             Loan, 4/2/14                               $    2,421,830
                                                                                        --------------
                                             Total Commercial Services & Supplies       $    2,421,830
------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.1%
                                             Air Freight & Couriers -- 0.1%
    843,532          5.27           NR/B1    CEVA Group Plc, U.S. Tranche B Term
                                             Loan, 8/31/16                              $      828,243
    462,700          5.31           NR/NR    CEVA Group Plc, Dollar Tranche B Term
                                             Loan, 8/31/16                                     454,313
    351,403          5.27           NR/NR    CEVA Group Plc, EGL Tranche B Term
                                             Loan, 8/31/16                                     344,960
                                                                                        --------------
                                                                                        $    1,627,516
                                                                                        --------------
                                             Total Transportation                       $    1,627,516
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     45

-------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount ($)     (unaudited)    (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 1.0%
                                             Auto Parts & Equipment -- 0.4%
  1,043,798          2.94           B+/B2    Allison Transmission, Term Loan, 8/7/14     $    1,025,124
  1,689,145          3.68       BBB-/Baa3    Delphi Automotive LLP, Tranche B Term
                                             Loan, 3/31/17                                    1,698,287
    545,574          2.13           NR/NR    Federal Mogul Corp., Tranche C Term Loan,
                                             12/28/15                                           517,516
  1,069,324          2.13           NR/NR    Federal Mogul Corp., Tranche B Term Loan,
                                             12/29/14                                         1,014,331
    785,351          4.25           NR/NR    Pinafore LLC, Term B1 Loan, 9/21/16                786,400
                                                                                         --------------
                                                                                         $    5,041,658
-------------------------------------------------------------------------------------------------------
                                             Automobile Manufacturers -- 0.3%
  3,915,000          6.00           NR/NR    Chrysler Group LLC, Tranche B Term Loan,
                                             4/28/17                                     $    3,823,651
-------------------------------------------------------------------------------------------------------
                                             Tires & Rubber -- 0.3%
  4,190,000          1.94          BB/Ba1    Goodyear Tire & Rubber Co., 2nd Lien
                                             Term Loan, 4/30/14                          $    4,044,846
                                                                                         --------------
                                             Total Automobiles & Components              $   12,910,155
-------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.1%
                                             Restaurants -- 0.1%
  1,059,675          4.50         BB+/Ba2    Burger King Holdings, Inc., Tranche B Term
                                             Loan, 10/30/16                              $    1,058,442
-------------------------------------------------------------------------------------------------------
                                             Specialized Consumer Services -- 0.0%
    329,911          7.00           NR/NR    Wash Multifamily Laundry, Term Loan,
                                             8/28/14                                     $      330,324
                                                                                         --------------
                                             Total Consumer Services                     $    1,388,766
-------------------------------------------------------------------------------------------------------
                                             MEDIA -- 1.0%
                                             Advertising -- 0.1%
  1,103,661          5.00          BB/Ba3    Affinion Group Inc., Tranche B Term Loan,
                                             10/9/16                                     $    1,104,351
-------------------------------------------------------------------------------------------------------
                                             Broadcasting -- 0.2%
  2,884,687          4.44          B/Baa2    Univision Communications, Inc., Extended
                                             Term Loan, 3/29/17                          $    2,746,025
-------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.3%
  4,077,852          3.50           NR/NR    Charter Communications Operations, Term
                                             C Loan, 9/8/16                              $    4,070,192
    617,684          2.69          CCC/B2    WideOpenWest LLC, 1st Lien Term Loan,
                                             6/30/14                                            598,092
                                                                                         --------------
                                                                                         $    4,668,284
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


46  Pioneer Bond Fund | Annual Report | 6/30/11

------------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                            Movies & Entertainment -- 0.2%
 1,188,048          5.25           NR/NR    Christie/AIX, Inc., Term Loan, 4/29/16      $    1,181,365
 1,678,750          4.50           B+/NR    Live Nation Entertainment, Term B Loan,
                                            10/20/16                                         1,680,314
                                                                                        --------------
                                                                                        $    2,861,679
------------------------------------------------------------------------------------------------------
                                            Publishing -- 0.2%
 2,382,030          4.75           NR/NR    Interactive Data Corp., Term B Loan,
                                            1/31/18                                     $    2,387,055
                                                                                        --------------
                                            Total Media                                 $   13,767,394
------------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.1%
                                            Automotive Retail -- 0.1%
 1,420,000          4.75           NR/NR    Autotrader.com, Inc., Tranche B1 Term
                                            Loan, 12/15/16                              $    1,420,746
                                                                                        --------------
                                            Total Retailing                             $    1,420,746
------------------------------------------------------------------------------------------------------
                                            FOOD & DRUG RETAILING -- 0.0%
                                            Food Retail -- 0.0%
   354,076          2.69         BB-/Ba3    Pinnacle Foods Group, Inc., Term Loan,
                                            4/2/14                                      $      351,838
                                                                                        --------------
                                            Total Food & Drug Retailing                 $      351,838
------------------------------------------------------------------------------------------------------
                                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                            Personal Products -- 0.1%
   995,000          4.25         BB-/Ba1    NBTY, Inc., Term B1 Loan, 10/1/17           $      995,829
                                                                                        --------------
                                            Total Household & Personal Products         $      995,829
------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 1.1%
                                            Health Care Facilities -- 0.6%
 1,639,250          6.50           B+/B1    Ardent Medical Services, Term Loan,
                                            9/15/15                                     $    1,643,861
   110,795          2.50         BB-/Ba3    CHS/Community Health Systems, Non-
                                            Extended Term Loan, 7/25/14                        107,256
 2,154,881          2.50         BB-/Ba3    CHS/Community Health Systems, Non-
                                            Extended Term Loan, 7/25/14                      2,086,054
   747,900          3.50         BB+/Ba2    HCA Holdings, Inc., Tranche B3 Term Loan,
                                            5/31/18                                            737,565
 1,793,613          3.50         BB+/Ba2    HCA, Inc., Tranche B2 Term Loan, 3/17/17         1,771,749
 1,879,594          4.00           NR/NR    Universal Health Services, Inc., Tranche B
                                            Term Loan, 11/30/16                              1,886,903
                                                                                        --------------
                                                                                        $    8,233,388
------------------------------------------------------------------------------------------------------
                                            Health Care Services -- 0.2%
 2,757,896          2.44           NR/NR    Catalent Pharma Solutions, Inc., Dollar
                                            Term Loan, 4/10/14                          $    2,644,133
   398,000          4.50          BB/Ba1    DaVita, Inc., Tranche B Term Loan,
                                            10/20/16                                           399,635
                                                                                        --------------
                                                                                        $    3,043,768
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     47


----------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Health Care Supplies -- 0.2%
2,225,770           3.48          BB-/B1    Bausch & Lomb, Inc., Parent Term Loan,
                                            4/24/15                                   $    2,215,197
  541,787           3.44          BB-/B1    Bausch & Lomb, Inc., Delayed Draw Term
                                            Loan, 4/24/15                                    539,214
                                                                                      --------------
                                                                                      $    2,754,411
----------------------------------------------------------------------------------------------------
                                            Health Care Technology -- 0.1%
  469,068           4.50           NR/NR    IMS Health, Inc., Dollar Tranche B Term
                                            Loan, 8/31/17                             $      470,240
                                                                                      --------------
                                            Total Health Care Equipment & Services    $   14,501,807
----------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS & BIOTECHNOLOGY -- 0.2%
                                            Biotechnology -- 0.1%
1,030,000           6.00           NR/NR    Grifols, Inc., U.S. Tranche B Term Loan,
                                            6/4/16                                    $    1,036,009
----------------------------------------------------------------------------------------------------
                                            Pharmaceuticals -- 0.1%
1,765,000           4.00           NR/NR    Endo Pharmaceuticals Holdings, Term B
                                            Loan, 4/14/18                             $    1,773,641
                                                                                      --------------
                                            Total Pharmaceuticals & Biotechnology     $    2,809,650
----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.1%
                                            Diversified Financial Services -- 0.1%
1,010,000           5.25           NR/NR    WorldPay, Facility B2A Loan, 8/6/17       $    1,011,052
----------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.0%
  874,744           3.75        BBB-/Ba2    MSCI, Inc., Term B1 Loan, 3/14/17         $      880,576
                                                                                      --------------
                                            Total Diversified Financials              $    1,891,628
----------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.1%
                                            Insurance Brokers -- 0.1%
  327,085           2.75            B/NR    HUB International Holdings, Delayed Draw
                                            Term Loan, 6/13/14                        $      318,636
1,455,086           2.75            B/NR    HUB International Holdings, Initial Term
                                            Loan, 6/13/14                                  1,417,497
                                                                                      --------------
                                                                                      $    1,736,133
                                                                                      --------------
                                            Total Insurance                           $    1,736,133
----------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.4%
                                            Application Software -- 0.0%
  384,000           1.94           B/Ba3    Nuance Communications, Inc.,
                                            Incremental Term Loan, 3/29/13            $      382,500
----------------------------------------------------------------------------------------------------
                                            Data Processing & Outsourced Services -- 0.1%
1,002,425           5.25        BBB-/Ba1    Fidelity National, Inc., Term B Loan,
                                            7/18/16                                   $    1,007,076
----------------------------------------------------------------------------------------------------
                                            Internet Software & Services -- 0.1%
  995,778           6.75           NR/NR    SAVVIS, Inc., Term Loan, 8/4/16           $    1,002,749
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


48  Pioneer Bond Fund | Annual Report | 6/30/11

-------------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                            IT Consulting & Other Services -- 0.2%
2,329,542           1.94          BB/Ba3    SunGard Data Systems, Inc., Tranche A
                                            U.S. Term Loan, 2/28/14                      $    2,276,156
-------------------------------------------------------------------------------------------------------
                                            Systems Software -- 0.0%
  260,000           3.75         BB-/Ba2    Reynolds & Reynolds Co., Tranche B Term
                                            Loan, 3/9/18                                 $      260,366
                                                                                         --------------
                                            Total Software & Services                    $    4,928,847
-------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                            Communications Equipment -- 0.1%
  947,625           5.00          BB/Ba2    CommScope, Inc., Term Loan, 1/3/18           $      952,150
-------------------------------------------------------------------------------------------------------
                                            Electronic Components -- 0.3%
  499,841           2.44          NR/Ba1    Flextronics Semiconductor, A1A Delayed
                                            Draw Term Loan, 10/1/14                      $      493,384
  318,132           2.44          NR/Ba1    Flextronics Semiconductor, A2 Delayed
                                            Draw Term Loan, 10/1/14                             314,023
  371,154           2.44          NR/Ba1    Flextronics Semiconductor, A3 Delayed
                                            Draw Term Loan, 10/1/14                             366,360
2,704,407           2.44          NR/Ba1    Flextronics Semiconductor, Closing Date
                                            Term Loan, 10/1/14                                2,673,499
                                                                                         --------------
                                                                                         $    3,847,266
                                                                                         --------------
                                            Total Technology Hardware & Equipment        $    4,799,416
-------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS -- 0.5%
                                            Semiconductor Equipment -- 0.3%
3,800,000           4.25          B+/Ba3    Aeroflex, Inc., Tranche B Term Loan,
                                            4/25/18                                      $    3,792,852
-------------------------------------------------------------------------------------------------------
                                            Semiconductors -- 0.2%
1,423,431           4.75          BB/Ba2    Intersil Corp., Term Loan, 4/27/16           $    1,430,548
  997,500           4.00           NR/NR    Microsemi Corp., New Term Loan,
                                            11/2/17                                             998,955
                                                                                         --------------
                                                                                         $    2,429,503
                                                                                         --------------
                                            Total Semiconductors                         $    6,222,355
-------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 0.3%
                                            Integrated Telecommunication Services -- 0.2%
  253,041           3.19           NR/NR    Telesat Canada, Inc., U.S. Term II Loan,
                                            10/31/14                                     $      250,036
2,945,743           3.19           NR/NR    Telesat Canada, Inc., U.S. Term I Loan,
                                            10/31/14                                          2,910,762
                                                                                         --------------
                                                                                         $    3,160,798
-------------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication Services -- 0.1%
1,180,000           3.29            B/B3    Intelsat Jackson Holdings, Ltd., Term Loan,
                                            2/1/14                                       $    1,139,438
                                                                                         --------------
                                            Total Telecommunication Services             $    4,300,236
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     49

-------------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                            UTILITIES -- 0.3%
                                            Electric Utilities -- 0.2%
 4,044,646    4.73              BBB-/Ba1    Texas Competitive Electric Holdings Co.,
                                            Term Loan, 10/10/17                          $    3,162,770
-------------------------------------------------------------------------------------------------------
                                            Independent Power Producers & Energy Traders -- 0.1%
 1,370,000    0.00              BB+/Baa3    NRG Energy, Inc., Term Loan, 5/5/18          $    1,371,927
                                                                                         --------------
                                            Total Utilities                              $    4,534,697
-------------------------------------------------------------------------------------------------------
                                            TOTAL SENIOR FLOATING RATE LOAN
                                            INTERESTS
                                            (Cost $100,723,931)                          $  101,867,529
-------------------------------------------------------------------------------------------------------
                                            TEMPORARY CASH INVESTMENTS -- 11.3%
                                            Repurchase Agreements -- 6.8%
15,150,000                        NR/Aaa    BNP Paribas Securities, Inc., 0.05%, dated
                                            6/30/11, repurchase price of
                                            $15,150,000 plus accrued interest on
                                            7/1/11 collateralized by $15,453,033
                                            Federal National Mortgage Association
                                            (Discount Notes), 0.0%, 12/27/11             $   15,150,000
15,150,000                        NR/Aaa    BNP Paribas Securities, Inc., 0.01%, dated
                                            6/30/11, repurchase price of
                                            $15,150,000 plus accrued interest on
                                            7/1/11 collateralized by the following:
                                            $14,292,674 U.S. Treasury Bond,
                                            6.0 - 7.625%, 2/15/25 - 2/15/26
                                            $1,144,588 U.S. Treasury Strip,
                                            1.875%, 7/15/13                                  15,150,000
15,150,000                        NR/Aaa    Deutsche Bank, 0.05%, dated 6/30/11,
                                            repurchase price of $15,150,000 plus
                                            accrued interest on 7/1/11 collateralized
                                            by $15,453,000 Federal National
                                            Mortgage Association, 6.5%, 1/1/39               15,150,000
15,150,000                        NR/Aaa    JPMorgan, Inc., 0.00%, dated 6/30/11,
                                            repurchase price of 15,150,000 plus
                                            accrued interest on 1/1/11 collateralized
                                            by $15,453,375 U.S. Treasury Notes
                                            2.375%, 6/30/18                                  15,150,000
15,150,000                        NR/Aaa    SG Americas Securities LLC, 0.01%, dated
                                            6/30/11, repurchase price of
                                            $15,150,000 plus accrued interest on
                                            7/1/11 collateralized by $15,453,014
                                            U.S. Treasury Strip 0.5%, 4/15/15                15,150,000

The accompanying notes are an integral part of these financial statements.


50  Pioneer Bond Fund | Annual Report | 6/30/11

----------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                            Repurchase Agreements -- (continued)
15,150,000                        NR/Aaa    SG Americas Securities LLC, 0.07%,
                                            dated 6/30/11, repurchase price of
                                            $15,150,000 plus accrued interest on
                                            7/1/11 collateralized by the following:
                                            $13,439,209 Federal National
                                            Mortgage Association (ARM),
                                            4.0 - 6.5%, 10/1/19 - 10/1/40
                                            $2,013,791 Freddie Mac Giant,
                                            5.5%, 12/1/38                             $   15,150,000
                                                                                      --------------
                                            Total Repurchase Agreements               $   90,900,000
                                                                                      --------------
                                            (Cost $90,900,000)                        $   90,900,000
----------------------------------------------------------------------------------------------------
                                            SECURITIES LENDING COLLATERAL -- 4.5% (c)
                                            Certificates of Deposit:
 1,816,388                                  Bank of America NA, 0.19%, 9/2/11         $    1,816,388
 1,816,388                                  Bank of Montreal Chicago,
                                            0.12%, 7/8/11                                  1,816,388
 1,453,110                                  Bank of Nova Scotia,
                                            0.30%, 6/11/12                                 1,453,110
   363,278                                  Bank of Nova Scotia,
                                            0.25%, 9/29/12                                   363,278
   844,620                                  BBVA Group NY, 0.47%, 8/10/11                    844,620
 1,017,177                                  BBVA Group NY, 0.36%, 7/7/11                   1,017,177
 1,271,472                                  BBVA Group NY, 1.19%, 7/26/11                  1,271,472
   254,294                                  BNP Paribas Bank NY,
                                            0.27%, 8/5/11                                    254,294
 1,816,388                                  Canadian Imperial Bank of
                                            Commerce NY, 0.20%, 10/3/11                    1,816,388
 1,453,110                                  DnB NOR Bank ASA NY,
                                            0.18%, 8/10/11                                 1,453,110
   908,173                                  National Australia Bank NY,
                                            0.29%, 10/19/11                                  908,173
 1,998,349                                  RaboBank Netherland NV NY,
                                            0.29%, 4/2/12                                  1,998,349
 1,089,833                                  Royal Bank of Canada NY,
                                            0.32%, 12/2/11                                 1,089,833
   726,555                                  SOCGEN NY, 0.28%, 7/11/11                        726,555
   363,278                                  SOCGEN NY, 0.26%, 7/14/11                        363,278
   544,916                                  SOCGEN NY, 0.16%, 7/7/11                         544,916
 1,816,388                                  Westpac Banking Corp. NY,
                                            0.32%, 12/6/11                                 1,816,388
                                                                                      --------------
                                                                                      $   19,553,717
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     51

-----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                Value
-----------------------------------------------------------------------------------------------------
                                             Commercial Paper:
    726,555                                  American Honda Finance,
                                             0.34%, 1/11/12                             $     726,555
  1,089,529                                  Australia & New Zealand Banking Group,
                                             0.34%, 9/6/11                                  1,089,529
    665,183                                  Australia & New Zealand Banking Group,
                                             0.87%, 8/4/11                                    665,183
    272,412                                  BCSFUN, 0.22%, 7/29/11                           272,412
  1,816,063                                  CBAPP, 0.20%, 8/3/11                           1,816,063
    199,956                                  General Electric Capital Corp.,
                                             0.44%, 11/21/11                                  199,956
  1,652,615                                  HSBC, 0.17%, 8/9/11                            1,652,615
  1,634,749                                  JPMorgan Chase & Co., 0.30%, 7/17/12           1,634,749
  1,633,265                                  NESCAP, 0.25%, 12/20/11                        1,633,265
  1,452,925                                  NORDNA, 0.27%, 7/18/11                         1,452,925
  1,453,009                                  PARFIN, 0.25%, 7/11/11                         1,453,009
    908,194                                  Royal Bank of Canada NY,
                                             0.30%, 6/29/12                                   908,194
    908,096                                  SANCPU, 0.39%, 7/11/11                           908,096
    907,193                                  SANCPU, 0.73%, 9/1/11                            907,193
  1,089,262                                  Sanofi Aventis, 0.68%, 10/20/11                1,089,262
  1,270,698                                  SEB, 0.30%, 9/12/11                            1,270,698
    726,280                                  SOCNAM, 0.22%, 9/1/11                            726,280
  1,816,388                                  Svenska Handelsbanken,
                                             0.29%, 6/29/12                                 1,816,388
  1,816,388                                  Toyota Motor Credit Corp., 0.32%, 9/8/11       1,816,388
    771,965                                  UXTPP, 0.32%, 7/1/11                             771,965
    908,065                                  VARFUN, 0.32%, 8/4/11                            908,065
    210,668                                  VARFUN, 0.32%, 8/8/11                            210,668
    508,506                                  VARFUN, 0.32%, 8/9/11                            508,506
    726,729                                  Wachovia, 0.41%, 10/15/11                        726,729
    545,336                                  Wachovia, 0.40%, 3/1/12                          545,336
    363,476                                  Wells Fargo & Co., 0.36%, 1/24/12                363,476
                                                                                        -------------
                                                                                        $  26,073,505
-----------------------------------------------------------------------------------------------------
                                             Tri-party Repurchase Agreements:
    184,291                                  Barclays Capital Plc, 0.01%, 7/1/11        $     184,291
  1,816,388                                  Deutsche Bank AG, 0.01%, 7/1/11                1,816,388
  1,816,388                                  HSBC Bank USA NA, 0.01%, 7/1/11                1,816,388
  5,449,164                                  RBS Securities, Inc., 0.02%, 7/1/11            5,449,164
                                                                                        -------------
                                                                                        $   9,266,231
-----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


52  Pioneer Bond Fund | Annual Report | 6/30/11

--------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
                Rate (d)      Ratings
Shares          (unaudited)   (unaudited)                                           Value
--------------------------------------------------------------------------------------------------
                                             Money Market Mutual Funds:
 2,906,221                                   Dreyfus Preferred Money Market Fund    $    2,906,221
 2,906,221                                   Fidelity Prime Money Market Fund            2,906,221
                                                                                    --------------
                                                                                    $    5,812,442
--------------------------------------------------------------------------------------------------
                                             Total Securities Lending Collateral
                                             (Cost $60,705,895)                     $   60,705,895
--------------------------------------------------------------------------------------------------
                                             TOTAL TEMPORARY CASH INVESTMENTS
                                             (Cost $151,605,895)                    $  151,605,895
--------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN SECURITIES -- 106.4%
                                             (Cost $1,373,955,563) (a)              $1,427,346,039
--------------------------------------------------------------------------------------------------
                                             OTHER ASSETS AND
                                             LIABILITIES -- (6.4)%                  $  (86,323,777)
--------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%             $1,341,022,262
==================================================================================================

*      Non-income producing security.

NR     Not rated by either S&P or Moody's.

WR     Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2011, the value of these securities amounted to $64,047,946 or 4.8% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $1,372,097,633 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                                 $77,642,505
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                 (22,394,099)
                                                                                       -----------
       Net unrealized gain                                                             $55,248,406
                                                                                       ===========

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     53

(b)    At June 30, 2011, the following securities were out on loan:

-----------------------------------------------------------------------------------------------
        Principal
        Amount ($)   Security                                                      Value
-----------------------------------------------------------------------------------------------
       2,000,000     BBVA Bancomer SA, 6.5%, 3/10/21                               $ 2,040,000
       2,000,000     Canadian Natural Resources, 5.9%, 2/1/18                        2,333,598
       1,031,000     Cantor Fitzgerald LP, 7.875%, 10/15/19                          1,143,045
         557,000     Capital One Bank USA NA, 8.8%, 7/15/19                            685,615
       3,197,000     Credit Agricole SA, 8.375%, 12/13/49                            3,398,133
         440,000     First Data Corp., 8.25%, 1/15/21                                  450,661
          10,000     Forest City Enterprises, Inc., 7.0%, 12/31/49                     679,960
       2,917,000     Intel Corp., 2.95%, 12/15/35                                    3,019,034
       1,600,000     Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)              1,810,126
       4,000,000     Masco Corp., 7.125%, 3/15/20                                    4,177,684
         310,000     MetLife, Inc., 10.75%, 8/1/39                                     450,118
       1,204,000     Morgan Stanley, 5.5%, 1/26/20                                   1,248,016
       1,500,000     PNC Financial Services Group, Floating Rate Note, 5/29/49       1,600,017
         200,000     Ras Laffan Liquefied Natural Gas Co., Ltd. III, 5.832%,
                     9/30/16 (144A)                                                    220,916
       5,952,000     State Street Capital, 8.25%, 3/15/42                            5,967,761
         500,000     U.S. Treasury Bonds, 4.375%, 11/15/39                             504,789
       8,000,000     U.S. Treasury Bonds, 4.5%, 5/15/38                              8,276,141
       9,000,000     U.S. Treasury Bonds, 4.5%, 8/15/39                              9,384,642
       8,750,000     U.S. Treasury Bonds, 2.75%, 2/15/19                             8,926,496
       1,000,000     U.S. Treasury Bonds, 3.625%, 8/15/19                            1,079,176
       1,000,000     White Mountains Re Group, Ltd., 7.506%, 5/29/49                   954,090
       1,000,000     XL Group Plc, 6.5%, 3/29/49                                       931,042
-----------------------------------------------------------------------------------------------
                     Total                                                         $59,281,060
===============================================================================================

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)    Security is in default and is non-income producing.

(g) Security is valued using fair value methods (other than prices supplied by independent pricing services.) (See Note 1A).

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2011 were as follows:

----------------------------------------------------------------------------------------------
                                                                  Purchases         Sales
----------------------------------------------------------------------------------------------
 Long-Term U.S. Government Securities                           $ 75,425,002      $ 79,421,504
 Other Long-Term Securities                                     $386,254,072      $363,532,780

The accompanying notes are an integral part of these financial statements.


54  Pioneer Bond Fund | Annual Report | 6/30/11

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

  The following is a summary of the inputs used as of June 30, 2011, in valuing the Fund's assets:

------------------------------------------------------------------------------------------------
                                        Level 1       Level 2          Level 3    Total
------------------------------------------------------------------------------------------------
 Convertible Corporate Bonds            $        --   $    8,461,107   $     --   $    8,461,107
 Preferred Stocks                        12,937,451       10,226,598         --       23,164,049
 Asset Backed Securities                         --      108,905,135         --      108,905,135
 Collateralized Mortgage Obligations             --      219,803,246    232,842      220,036,088
 Corporate Bonds                                 --      467,332,723         --      467,332,723
 U.S. Government Agency Obligations              --      274,415,558         --      274,415,558
 Foreign Government Bonds                        --          685,356         --          685,356
 Municipal Bonds                                 --       70,872,599         --       70,872,599
 Senior Floating Rate Loan Interests             --      101,867,529         --      101,867,529
 Temporary Cash Investments                      --      145,793,453         --      145,793,453
 Money Market Mutual Funds                5,812,442               --         --        5,812,442
------------------------------------------------------------------------------------------------
  Total                                 $18,749,893    1,408,363,304    232,842    1,427,346,039
================================================================================================
 Other Financial Instruments*           $    22,081   $           --   $     --   $       22,081
================================================================================================

* Other financial instruments include futures contracts.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------
                                                                                  Collateralized
                                                                                  Mortgage
                                                                                  Obligations
------------------------------------------------------------------------------------------------
 Balance as of 6/30/10                                                                 $232,963
 Realized gain (loss)(1)                                                                     --
 Change in unrealized appreciation (depreciation)(2)                                       (121)
 Net purchases (sales)                                                                       --
 Transfers in and out of Level (3)                                                           --
------------------------------------------------------------------------------------------------
 Balance as of 6/30/11                                                                 $232,842
================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     55

Statement of Assets and Liabilities | 6/30/11

ASSETS:
  Investment in securities (including securities loaned of $59,281,060)
   (cost $1,373,955,563)                                                    $1,427,346,039
  Cash                                                                           6,063,594
  Futures Collateral                                                               300,850
  Receivables --
   Investment securities sold                                                    4,419,928
   Fund shares sold                                                              4,912,387
   Variation margin                                                                 30,780
   Interest                                                                     11,113,742
   Due from Pioneer Investment Management, Inc.                                    202,131
  Other                                                                             99,979
------------------------------------------------------------------------------------------
     Total assets                                                           $1,454,489,430
------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                          $   45,060,004
   Fund shares repurchased                                                       5,262,611
   Dividends                                                                     2,077,073
   Upon return of securities loaned                                             60,705,895
  Due to affiliates                                                                216,411
  Accrued expenses                                                                 145,174
------------------------------------------------------------------------------------------
     Total liabilities                                                      $  113,467,168
------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                           $1,298,249,406
  Undistributed net investment income                                              575,991
  Accumulated net realized loss on investments and futures contracts           (11,215,692)
  Net unrealized gain on investments                                            53,390,476
  Net unrealized gain on futures contracts                                          22,081
------------------------------------------------------------------------------------------
     Total net assets                                                       $1,341,022,262
==========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $500,905,197/51,868,543 shares)                         $         9.66
  Class B (based on $18,474,043/1,924,246 shares)                           $         9.60
  Class C (based on $82,914,671/8,677,908 shares)                           $         9.55
  Class R (based on $20,507,973/2,105,155 shares)                           $         9.74
  Class Y (based on $717,432,974/74,933,361 shares)                         $         9.57
  Class Z (based on $787,404/81,357 shares)                                 $         9.68
MAXIMUM OFFERING PRICE:
  Class A ($9.66 [divided by] 95.5%)                                        $        10.12
==========================================================================================

The accompanying notes are an integral part of these financial statements.


56  Pioneer Bond Fund | Annual Report | 6/30/11

Statement of Operations

For the Year Ended 6/30/11

INVESTMENT INCOME:
  Interest                                                  $67,679,040
  Dividends                                                   1,263,644
  Income from securities loaned, net                             34,807
-----------------------------------------------------------------------------------------
     Total investment income                                                  $68,977,491
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $ 6,157,340
  Transfer agent fees
   Class A                                                      366,037
   Class B                                                       73,588
   Class C                                                       61,146
   Class R                                                        5,307
   Class Y                                                      102,137
   Class Z                                                          624
  Distribution fees
   Class A                                                    1,052,255
   Class B                                                      232,812
   Class C                                                      834,300
   Class R                                                      100,373
  Shareholder communications expense                          1,107,124
  Administrative reimbursements                                 388,302
  Custodian fees                                                 44,536
  Registration fees                                              97,674
  Professional fees                                             100,182
  Printing expense                                               69,426
  Fees and expenses of nonaffiliated trustees                    38,771
  Miscellaneous                                                 143,866
-----------------------------------------------------------------------------------------
     Total expenses                                                           $10,975,800
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                               (914,894)
-----------------------------------------------------------------------------------------
     Net expenses                                                             $10,060,906
-----------------------------------------------------------------------------------------
       Net investment income                                                  $58,916,585
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS:
  Net realized gain on:
   Investments                                              $18,402,308
   Class action                                                 261,076
   Futures contracts                                          1,314,669       $19,978,053
-----------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                              $ 6,474,757
   Futures contracts                                             22,081       $ 6,496,838
-----------------------------------------------------------------------------------------
  Net gain on investments and futures contracts                               $26,474,891
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                        $85,391,476
=========================================================================================

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     57

Statement of Changes in Net Assets

For the Years Ended 6/30/11 and 6/30/10, respectively

--------------------------------------------------------------------------------------------------------
                                                                      Year Ended          Year Ended
                                                                      6/30/11             6/30/10
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                 $   58,916,585      $   57,136,766
Net realized gain on investments, class action and futures
  contracts                                                               19,978,053           5,747,467
Change in net unrealized gain on investments and
  futures contracts                                                        6,496,838          93,558,179
--------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations               $   85,391,476      $  156,442,412
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.44 and $0.44 per share, respectively)                  $  (19,115,565)     $  (16,791,891)
   Class B ($0.34 and $0.34 per share, respectively)                        (814,135)         (1,152,065)
   Class C ($0.35 and $0.35 per share, respectively)                      (3,061,924)         (2,598,981)
   Class R ($0.41 and $0.41 per share, respectively)                        (841,089)           (773,008)
   Class Y ($0.46 and $0.45 per share, respectively)                     (33,941,983)        (34,242,342)
   Class Z ($0.46 and $0.46 per share, respectively)                         (34,116)            (27,059)
--------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                               $  (57,808,812)     $  (55,585,346)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      $  502,805,760      $  512,301,758
Reinvestment of distributions                                             31,046,676          24,975,542
Cost of shares repurchased                                              (483,127,000)       (385,687,490)
--------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund
     share transactions                                               $   50,725,436      $  151,589,810
--------------------------------------------------------------------------------------------------------
   Net increase in net assets                                         $   78,308,100      $  252,446,876
NET ASSETS:
Beginning of year                                                      1,262,714,162       1,010,267,286
--------------------------------------------------------------------------------------------------------
End of year                                                           $1,341,022,262      $1,262,714,162
========================================================================================================
Undistributed (distributions in excess of) net investment income      $      575,991      $     (236,147)
========================================================================================================

The accompanying notes are an integral part of these financial statements.


58  Pioneer Bond Fund | Annual Report | 6/30/11

--------------------------------------------------------------------------------------------------
                                   '11 Shares         '11 Amount    '10 Shares         '10 Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                           27,278,290     $263,115,680      21,985,150     $203,489,130
Reinvestment of distributions          1,589,792       15,316,927       1,317,083       12,121,485
Less shares repurchased              (21,554,132)    (207,161,586)    (15,830,311)    (145,512,861)
--------------------------------------------------------------------------------------------------
   Net increase                        7,313,950     $ 71,271,021       7,471,922     $ 70,097,754
==================================================================================================
Class B
Shares sold                              222,239     $  2,121,453         726,217     $  6,600,255
Reinvestment of distributions             77,652          743,038          99,213          904,650
Less shares repurchased               (1,289,045)     (12,303,562)     (1,612,539)     (14,702,859)
--------------------------------------------------------------------------------------------------
   Net decrease                         (989,154)    $ (9,439,071)       (787,109)    $ (7,197,954)
==================================================================================================
Class C
Shares sold                            2,737,693     $ 26,073,411       4,303,908     $ 39,005,155
Reinvestment of distributions            213,686        2,036,474         180,063        1,639,251
Less shares repurchased               (3,040,932)     (28,890,255)     (1,928,805)     (17,523,873)
--------------------------------------------------------------------------------------------------
   Net increase (decrease)               (89,553)    $   (780,370)      2,555,166     $ 23,120,533
==================================================================================================
Class R
Shares sold                            1,314,257     $ 12,751,688         904,665     $  8,267,967
Reinvestment of distributions             63,853          620,735          57,659          534,364
Less shares repurchased               (1,182,197)     (11,480,126)       (821,575)      (7,571,493)
--------------------------------------------------------------------------------------------------
   Net increase                          195,913     $  1,892,297         140,749     $  1,230,838
==================================================================================================
Class Y
Shares sold                           20,798,206     $198,381,546      28,285,000     $254,508,292
Reinvestment of distributions          1,288,384       12,308,045       1,070,227        9,769,546
Less shares repurchased              (23,425,218)    (222,959,013)    (22,010,808)    (200,233,538)
--------------------------------------------------------------------------------------------------
   Net increase (decrease)            (1,338,628)    $(12,269,422)      7,344,419     $ 64,044,300
==================================================================================================
Class Z
Shares sold                               37,285     $    361,982          46,777     $    430,959
Reinvestment of distributions              2,220           21,457             673            6,246
Less shares repurchased                  (34,264)        (332,458)        (15,424)        (142,866)
--------------------------------------------------------------------------------------------------
   Net increase                            5,241     $     50,981          32,026     $    294,339
==================================================================================================

The accompanying notes are an integral part of these financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     59

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                                  Year         Year         Year            Year         Year
                                                                  Ended        Ended        Ended           Ended        Ended
                                                                  6/30/11      6/30/10      6/30/09         6/30/08      6/30/07
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $   9.44     $   8.63     $   9.10        $   8.95     $   8.89
----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                            $   0.45     $   0.45     $   0.50        $   0.43     $   0.40
 Net realized and unrealized gain (loss) on investments               0.21         0.80        (0.31)           0.16         0.07
----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                         $   0.66     $   1.25     $   0.19        $   0.59     $   0.47
Distributions to shareowners:
 Net investment income                                               (0.44)       (0.44)       (0.55)          (0.44)       (0.41)
 Net realized gain                                                      --           --        (0.11)             --           --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   0.22     $   0.81     $  (0.47)       $   0.15     $   0.06
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   9.66     $   9.44     $   8.63        $   9.10     $   8.95
==================================================================================================================================
Total return*                                                         7.08%       14.71%        2.65%           6.64%        5.31%
Ratio of net expenses to average net assets+                          0.85%        0.85%        0.89%(a)        1.00%        1.00%
Ratio of net investment income to average net assets+                 4.63%        4.86%        5.88%           4.60%        4.48%
Portfolio turnover rate                                                 36%          41%          34%             73%          31%
Net assets, end of period (in thousands)                          $500,905     $420,706     $320,036        $265,959     $284,592
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         1.06%        1.07%        1.09%           1.04%        1.00%
 Net investment income                                                4.42%        4.64%        5.68%           4.56%        4.48%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                         0.85%        0.85%        0.89%(a)        1.00%        1.00%
 Net investment income                                                4.63%        4.86%        5.88%           4.60%        4.48%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.
(a) On October 1, 2008, Pioneer contractually lowered Class A shares' expense limitation from 1.00% to 0.85% of the average daily net assets attributable to Class A shares. The expense limit will be in effect through November 1, 2013.

The accompanying notes are an integral part of these financial statements.


60  Pioneer Bond Fund | Annual Report | 6/30/11

-------------------------------------------------------------------------------------------------------------------------
                                                                  Year        Year        Year       Year        Year
                                                                  Ended       Ended       Ended      Ended       Ended
                                                                  6/30/11     6/30/10     6/30/09    6/30/08     6/30/07
-------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                              $  9.38     $  8.58     $  9.05    $  8.90     $  8.85
-------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                            $  0.35     $  0.35     $  0.42    $  0.34     $  0.33
 Net realized and unrealized gain (loss) on investments              0.21        0.79       (0.31)      0.16        0.05
-------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                         $  0.56     $  1.14     $  0.11    $  0.50     $  0.38
Distributions to shareowners:
 Net investment income                                              (0.34)      (0.34)      (0.47)     (0.35)      (0.33)
 Net realized gain                                                     --          --       (0.11)        --          --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.22     $  0.80     $ (0.47)   $  0.15     $  0.05
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  9.60     $  9.38     $  8.58    $  9.05     $  8.90
=========================================================================================================================
Total return*                                                        5.99%      13.47%       1.62%      5.70%       4.26%
Ratio of net expenses to average net assets+                         1.90%       1.90%       1.90%      1.90%       1.92%
Ratio of net investment income to average net assets+                3.59%       3.89%       4.90%      3.72%       3.55%
Portfolio turnover rate                                                36%         41%         34%        73%         31%
Net assets, end of period (in thousands)                          $18,474     $27,342     $31,738    $34,106     $36,366
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                        1.95%       1.98%       1.99%      1.90%       2.02%
 Net investment income                                               3.54%       3.81%       4.81%      3.72%       3.45%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                        1.90%       1.90%       1.90%      1.89%       1.90%
 Net investment income                                               3.59%       3.89%       4.90%      3.73%       3.57%
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                               Pioneer Bond Fund | Annual Report | 6/30/11    61

--------------------------------------------------------------------------------------------------------------------------
                                                                  Year        Year        Year        Year        Year
                                                                  Ended       Ended       Ended       Ended       Ended
                                                                  6/30/11     6/30/10     6/30/09     6/30/08     6/30/07
--------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $  9.34     $  8.54     $  9.02     $  8.87     $  8.81
--------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                            $  0.36     $  0.37     $  0.42     $  0.35     $  0.33
 Net realized and unrealized gain (loss) on investments              0.20        0.78       (0.31)       0.16        0.06
--------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                         $  0.56     $  1.15     $  0.11     $  0.51     $  0.39
Distributions to shareowners:
 Net investment income                                              (0.35)      (0.35)      (0.48)      (0.36)      (0.33)
 Net realized gain                                                     --          --       (0.11)         --          --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.21     $  0.80     $ (0.48)    $  0.15     $  0.06
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  9.55     $  9.34     $  8.54     $  9.02     $  8.87
==========================================================================================================================
Total return*                                                        6.06%      13.63%       1.62%       5.80%       4.39%
Ratio of net expenses to average net assets+                         1.73%       1.79%       1.83%       1.82%       1.85%
Ratio of net investment income to average net assets+                3.75%       3.91%       4.93%       3.79%       3.62%
Portfolio turnover rate                                                36%         41%         34%         73%         31%
Net assets, end of period (in thousands)                          $82,915     $81,892     $53,045     $35,784     $30,934
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
  Net expenses                                                       1.73%       1.79%       1.83%       1.82%       1.85%
  Net investment income                                              3.75%       3.91%       4.93%       3.79%       3.62%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
  Net expenses                                                       1.73%       1.79%       1.83%       1.82%       1.84%
  Net investment income                                              3.75%       3.91%       4.93%       3.79%       3.63%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


62  Pioneer Bond Fund | Annual Report | 6/30/11

------------------------------------------------------------------------------------------------------------------------
                                                                  Year        Year        Year       Year        Year
                                                                  Ended       Ended       Ended      Ended       Ended
                                                                  6/30/11     6/30/10     6/30/09    6/30/08     6/30/07
------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                              $  9.52     $  8.71     $  9.18    $  9.05     $ 8.99
------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                            $  0.41     $  0.42     $  0.48    $  0.40     $ 0.39
 Net realized and unrealized gain (loss) on investments              0.22        0.80       (0.31)      0.15       0.06
------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                         $  0.63     $  1.22     $  0.17    $  0.55     $ 0.45
Distributions to shareowners:
 Net investment income                                              (0.41)      (0.41)      (0.53)     (0.42)     (0.39)
 Net realized gain                                                     --          --       (0.11)        --         --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.22     $  0.81     $ (0.47)   $  0.13     $ 0.06
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  9.74     $  9.52     $  8.71    $  9.18     $ 9.05
========================================================================================================================
Total return*                                                        6.67%      14.18%       2.35%      6.15%      5.04%
Ratio of net expenses to average net assets+                         1.24%       1.25%       1.25%      1.25%      1.25%
Ratio of net investment income to average net assets+                4.25%       4.50%       5.53%      4.35%      4.24%
Portfolio turnover rate                                                36%         41%         34%        73%        31%
Net assets, end of period (in thousands)                          $20,508     $18,186     $15,404    $11,263     $6,511
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
  Net expenses                                                       1.24%       1.26%       1.30%      1.31%      1.44%
  Net investment income                                              4.25%       4.49%       5.48%      4.30%      4.05%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
  Net expenses                                                       1.24%       1.25%       1.25%      1.25%      1.25%
  Net investment income                                              4.25%       4.50%       5.53%      4.35%      4.24%
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                               Pioneer Bond Fund | Annual Report | 6/30/11    63

-------------------------------------------------------------------------------------------------------------------------------
                                                                  Year         Year         Year         Year         Year
                                                                  Ended        Ended        Ended        Ended        Ended
                                                                  6/30/11      6/30/10      6/30/09      6/30/08      6/30/07
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $   9.36     $   8.55     $   9.02     $   8.88     $   8.83
-------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                            $   0.47     $   0.47     $   0.53     $   0.45     $   0.44
 Net realized and unrealized gain (loss) on investments               0.20         0.79        (0.31)        0.16         0.06
-------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                         $   0.67     $   1.26     $   0.22     $   0.61     $   0.50
Distributions to shareowners:
 Net investment income                                               (0.46)       (0.45)       (0.58)       (0.47)       (0.45)
 Net realized gain                                                      --           --        (0.11)          --           --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   0.21     $   0.81     $  (0.47)    $   0.14     $   0.05
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   9.57     $   9.36     $   8.55     $   9.02     $   8.88
===============================================================================================================================
Total return*                                                         7.25%       15.06%        2.95%        6.91%        5.65%
Ratio of net expenses to average net assets+                          0.61%        0.61%        0.63%        0.59%        0.57%
Ratio of net investment income to average net assets+                 4.88%        5.13%        6.10%        5.02%        4.89%
Portfolio turnover rate                                                 36%          41%          34%          73%          31%
Net assets, end of period (in thousands)                          $717,433     $713,869     $589,661     $710,219     $613,523
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
  Net expenses                                                        0.61%        0.61%        0.64%        0.61%        0.57%
  Net investment income                                               4.88%        5.13%        6.09%        5.00%        4.89%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
  Net expenses                                                        0.61%        0.61%        0.63%        0.59%        0.57%
  Net investment income                                               4.88%        5.13%        6.10%        5.02%        4.89%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


64  Pioneer Bond Fund | Annual Report | 6/30/11

----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Year      Year       Year
                                                                                         Ended     Ended      Ended     7/6/07 (a)
                                                                                         6/30/11   6/30/10    6/30/09   to 6/30/08
----------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                                     $9.46     $ 8.67     $ 9.10    $ 8.89
----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                   $0.47     $ 0.48     $ 0.54    $ 0.45
 Net realized and unrealized gain (loss) on investments                                   0.21       0.77      (0.28)     0.22
----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                                $0.68     $ 1.25     $ 0.26    $ 0.67
Distributions to shareowners:
 Net investment income                                                                    0.46)     (0.46)     (0.58)    (0.46)
 Net realized gain                                                                          --         --      (0.11)       --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                               $0.22     $ 0.79     $(0.43)   $ 0.21
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                           $9.68     $ 9.46     $ 8.67    $ 9.10
==================================================================================================================================
Total return*                                                                             7.30%     14.68%      3.42%     7.63%(b)
Ratio of net expenses to average net assets+                                              0.65%      0.63%      0.65%     0.58%**
Ratio of net investment income to average net assets+                                     4.82%      5.00%      5.91%     5.00%**
Portfolio turnover rate                                                                     36%        41%        34%       73%
Net assets, end of period (in thousands)                                                 $ 787     $  720     $  382    $  102
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                                            0.72%      0.63%      0.67%     0.58%**
  Net investment income                                                                   4.75%      5.00%      5.89%     5.00%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                                            0.65%      0.63%      0.65%     0.58%**
  Net investment income                                                                   4.82%      5.00%      5.91%     5.00%**
=================================================================================================================================

(a) Class Z shares were first publicly offered on July 6, 2007.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                               Pioneer Bond Fund | Annual Report | 6/30/11    65

Notes to Financial Statements | 6/30/11

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts


66 Pioneer Bond Fund | Annual Report | 6/30/11 of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At June 30, 2011, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.02% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.


                              Pioneer Bond Fund | Annual Report | 6/30/11     67

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At June 30, 2011, the Fund reclassified $33,925 to decrease paid-in capital, $295,635 to decrease undistributed net investment income and $329,560 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   At June 30, 2011, the Fund had a net capital loss carryforward of $19,855,305, of which the following amounts will expire between 2014 and 2016 if not utilized: $4,912,667 in 2014, $7,351,686 in 2015 and $7,590,952
   in 2016.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses


68 Pioneer Bond Fund | Annual Report | 6/30/11 incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 was as follows:

--------------------------------------------------------------------------------
                                                          2011             2010
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                 $57,808,812      $55,585,346
--------------------------------------------------------------------------------
     Total                                         $57,808,812      $55,585,346
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at June 30, 2011.

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                    $  2,623,165
   Undistributed long-term gain                                        6,833,664
   Capital loss carryforward                                         (19,855,305)
   Dividends payable                                                  (2,077,073)
   Unrealized appreciation                                            55,248,405
--------------------------------------------------------------------------------
     Total                                                          $ 42,772,856
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, interest on defaulted bonds, the tax treatment of premium and amortization and the mark to market of futures contracts.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $127,870 in underwriting commissions on the sale of Class A shares during the year ended June 30, 2011.

D. Class Allocations

   Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the


                              Pioneer Bond Fund | Annual Report | 6/30/11     69
   day. During the period, the Fund recognized gains of $261,076 settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
   Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended June 30, 2011 was $411.


70  Pioneer Bond Fund | Annual Report | 6/30/11

   At June 30, 2011, open futures contracts were as follows:

--------------------------------------------------------------------------------
                          Number of
                          Contracts      Settlement                   Unrealized
 Type                     Long/(Short)   Month         Value          Gain/(Loss)
--------------------------------------------------------------------------------
 U.S. 10 Year Note        (259)          9/11          $31,682,978    $490,336
 U.S. 2 Year Note (CBT)   (305)          9/11           66,899,859     (63,984)
 U.S. 5 Year Note          180           9/11           21,455,154    (198,594)
 U.S. Treasury Bond         86           9/11           10,580,692    (122,679)
 U.S. Ultra Bond (CBT)      32           9/11            4,040,000     (82,998)
--------------------------------------------------------------------------------
                                                                      $ 22,081
--------------------------------------------------------------------------------

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


                              Pioneer Bond Fund | Annual Report | 6/30/11     71

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; 0.45% of the next $1 billion; and 0.40% of the excess over $2 billion. For the year ended June 30, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.49% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.90%, 1.90%, 1.25%, 0.76% and 0.65%
of the average daily net assets attributable to Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively. Expenses waived during the year ended June 30, 2011 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2013 for Class A and Class Z shares, through November 1, 2012 for Class B, Class C and Class R shares and through June 1, 2012 for Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $18,949 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2011.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended June 30, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                              $  707,888
 Class B                                                                  16,017
 Class C                                                                  83,199
 Class R                                                                  30,909
 Class Y                                                                 268,540
 Class Z                                                                     571
--------------------------------------------------------------------------------
   Total:                                                             $1,107,124
================================================================================

72  Pioneer Bond Fund | Annual Report | 6/30/11

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $190,964 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2011.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,498 in distribution fees payable to PFD at June 30, 2011.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended June 30, 2011, CDSCs in the amount of $143,068 were paid to PFD.


                              Pioneer Bond Fund | Annual Report | 6/30/11     73

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS that may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended June 30, 2011, the Fund's expenses were not reduced under such arrangements.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of June 30, 2011 were as follows:

-------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments
Under Accounting Standards
Codification (ASC) 815      Asset Derivatives 2011      Liabilities Derivatives  2011
-------------------------------------------------------------------------------------
                            Balance                     Balance
                            Sheet Location   Value      Sheet Location   Value
-------------------------------------------------------------------------------------
 Interest Rate Futures      Receivables*     $30,780    Payables          $--
-------------------------------------------------------------------------------------
   Total
-------------------------------------------------------------------------------------

* Represents the unrealized appreciation on futures. Receivable for variation margin on open futures contracts reflects unsettled variation margin.

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2011 was as follows:

---------------------------------------------------------------------------------------------------------
Derivatives Not                                                                            Change in
Accounted for as                                                          Realized Gain    Unrealized
Hedging Instruments                                                       or (Loss) on     Gain or (Loss)
Under Accounting                                                          Derivatives      on Derivatives
Standards Codification   Location of Gain or (Loss)                       Recognized       Recognized
(ASC) 815                on Derivatives Recognized in Income              in Income        in Income
---------------------------------------------------------------------------------------------------------
 Interest Rate Futures   Net realized gain on futures contracts           $1,314,669
 Interest Rate Futures   Change in unrealized gain on futures contracts                    $22,081
---------------------------------------------------------------------------------------------------------

7. Subsequent Events

On August 5, 2011, Standard & Poor's Ratings Services (S&P) lowered its credit rating of the United States' long-term debt from AAA to AA+, with a "Negative" outlook. S&P reaffirmed its top (A-1+) rating on the U.S. government's short-term debt. S&P's downgrade reflects their opinion that the fiscal consolidation plan, that Congress and the Obama Administration agreed to on August 2, 2011 falls short of what would be necessary to stabilize the government's medium-term debt dynamics. The downgrade also reflects S&P's opinion that the effectiveness, stability, and predictability of U.S. policymaking and political institutions have weakened at a time of ongoing fiscal and economic challenges to a degree more than they envisioned when S&P assigned a negative outlook to the rating on April 18, 2011. The long-term effect of the downgrade is uncertain at this time.


74  Pioneer Bond Fund | Annual Report | 6/30/11

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.


                              Pioneer Bond Fund | Annual Report | 6/30/11     75

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of Pioneer Bond Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Bond Fund (the "Fund"), including the schedule of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund as of June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                     /s/ Ernst & Young

Boston, Massachusetts
August 24, 2011


76  Pioneer Bond Fund | Annual Report | 6/30/11

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 87.64% and 0.0%, respectively.


                              Pioneer Bond Fund | Annual Report | 6/30/11     77

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


78  Pioneer Bond Fund | Annual Report | 6/30/11

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Length of Service and                                     Other Directorships
 Name and Age               With the Fund            Term of Office             Principal Occupation           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Chairman of the Board,   Trustee since 1996.        Non-Executive Chairman and a   None
                            Trustee and President    Serves until a successor   director of Pioneer
                                                     trustee is elected or      Investment Management USA
                                                     earlier retirement or      Inc. ("PIM-USA"); Chairman
                                                     removal.                   and a director of Pioneer;
                                                                                Chairman and Director of
                                                                                Pioneer Institutional Asset
                                                                                Management, Inc. (since
                                                                                2006); Director of Pioneer
                                                                                Alternative Investment
                                                                                Management Limited (Dublin);
                                                                                President and a director of
                                                                                Pioneer Alternative
                                                                                Investment Management
                                                                                (Bermuda) Limited and
                                                                                affiliated funds; Deputy
                                                                                Chairman and a director of
                                                                                Pioneer Global Asset
                                                                                Management S.p.A. ("PGAM")
                                                                                (until April 2010); Director
                                                                                of PIOGLOBAL Real Estate
                                                                                Investment Fund (Russia)
                                                                                (until June 2006); Director
                                                                                of Nano-C, Inc. (since
                                                                                2003); Director of Cole
                                                                                Management Inc. (since
                                                                                2004); Director of Fiduciary
                                                                                Counseling, Inc.; President
                                                                                and Director of Pioneer
                                                                                Funds Distributor, Inc.
                                                                                ("PFD") (until May 2006);
                                                                                President of all of the
                                                                                Pioneer Funds; and Of
                                                                                Counsel, Wilmer Cutler
                                                                                Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Trustee and Executive    Trustee since 2007.        Director, CEO and President    None
                            Vice President           Serves until a successor   of PIM-USA (since February
                                                     trustee is elected or      2007); Director and
                                                     earlier retirement or      President of Pioneer and
                                                     removal.                   Pioneer Institutional Asset
                                                                                Management, Inc. (since
                                                                                February 2007); Executive
                                                                                Vice President of all of the
                                                                                Pioneer Funds (since March
                                                                                2007); Director of PGAM
                                                                                (2007 - 2010); Head of New
                                                                                Europe Division, PGAM (2000
                                                                                - 2005); and Head of New
                                                                                Markets Division, PGAM (2005
                                                                                - 2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                               Pioneer Bond Fund | Annual Report | 6/30/11    79

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                         Position Held            Length of Service and                                     Other Directorships
 Name and Age            With the Fund            Term of Office             Principal Occupation           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)       Trustee                  Trustee since 2005.        Managing Partner, Federal      Director of Enterprise
                                                  Serves until a successor   City Capital Advisors          Community Investment,
                                                  trustee is elected or      (corporate advisory services   Inc. (privately held
                                                  earlier retirement or      company) (1997 - 2004 and      affordable housing
                                                  removal.                   2008 - present); Interim       finance company) (1985
                                                                             Chief Executive Officer,       - 2010); Director of
                                                                             Oxford Analytica, Inc.         Oxford Analytica, Inc.
                                                                             (privately held research and   (2008 - present);
                                                                             consulting company) (2010);    Director of The Swiss
                                                                             Executive Vice President and   Helvetia Fund, Inc.
                                                                             Chief Financial Officer,       (closed-end fund) (2010
                                                                             I-trax, Inc. (publicly         - present); and Director
                                                                             traded health care services    of New York Mortgage
                                                                             company) (2004 - 2007); and    Trust (publicly traded
                                                                             Executive Vice President and   mortgage REIT) (2004 -
                                                                             Chief Financial Officer,       2009)
                                                                             Pedestal Inc.
                                                                             (internet-based mortgage
                                                                             trading company) (2000 -
                                                                             2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)        Trustee                  Trustee since 1997.        Chairman, Bush                 Director of Marriott
                                                  Serves until a successor   International, LLC             International, Inc.
                                                  trustee is elected or      (international financial       (2008 - present);
                                                  earlier retirement or      advisory firm) (1991 -         Director of Discover
                                                  removal.                   present); Senior Managing      Financial Services
                                                                             Director, Brock Capital        (credit card issuer and
                                                                             Group, LLC (strategic          electronic payment
                                                                             business advisors) (2010 -     services) (2007 -
                                                                             present); Managing Director,   present); Former
                                                                             Federal Housing Finance        Director of Briggs &
                                                                             Board (oversight of Federal    Stratton Co. (engine
                                                                             Home Loan Bank system) (1989   manufacturer) (2004 -
                                                                             - 1991); Vice President and    2009); Former Director
                                                                             Head of International          of UAL Corporation
                                                                             Finance, Federal National      (airline holding
                                                                             Mortgage Association (1988 -   company) (2006 - 2010);
                                                                             1989); U.S. Alternate          Director of ManTech
                                                                             Executive Director,            International
                                                                             International Monetary Fund    Corporation (national
                                                                             (1984 - 1988); Executive       security, defense, and
                                                                             Assistant to Deputy
                                                                             Secretary of the U.S.
                                                                             Treasury, U.S. Treasury
                                                                             Department (1982 - 1984);
                                                                             and Vice President and Team
                                                                             Leader in Corporate Banking,
                                                                             Bankers Trust Co. (1976 -
                                                                             1982)
------------------------------------------------------------------------------------------------------------------------------------


80  Pioneer Bond Fund | Annual Report | 6/30/11

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held         Length of Service and                                     Other Directorships
 Name and Age               With the Fund         Term of Office             Principal Occupation           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63) (continued)                                                                               intelligence technology
                                                                                                            firm) (2006 - present);
                                                                                                            Member, Board of
                                                                                                            Governors, Investment
                                                                                                            Company Institute (2007
                                                                                                            - present); Member,
                                                                                                            Board of Governors,
                                                                                                            Independent Directors
                                                                                                            Council (2007 -
                                                                                                            present); Former
                                                                                                            Director of Brady
                                                                                                            Corporation (2000 -
                                                                                                            2007); Former Director
                                                                                                            of Mortgage Guaranty
                                                                                                            Insurance Corporation
                                                                                                            (1991 - 2006); Former
                                                                                                            Director of Millennium
                                                                                                            Chemicals, Inc.
                                                                                                            (commodity chemicals)
                                                                                                            (2002 - 2005); Former
                                                                                                            Director, R.J. Reynolds
                                                                                                            Tobacco Holdings, Inc.
                                                                                                            (tobacco) (1999 - 2005);
                                                                                                            and Former Director of
                                                                                                            Texaco, Inc. (1997 -
                                                                                                            2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (66)   Trustee               Trustee since 2008.        William Joseph Maier           Trustee, Mellon
                                                  Serves until a successor   Professor of Political         Institutional Funds
                                                  trustee is elected or      Economy, Harvard University    Investment Trust and
                                                  earlier retirement or      (1972 - present)               Mellon Institutional
                                                  removal.                                                  Funds Master Portfolio
                                                                                                            (oversaw 17 portfolios
                                                                                                            in fund complex) (1989 -
                                                                                                            2008)
------------------------------------------------------------------------------------------------------------------------------------


                                Pioneer Bond Fund | Annual Report | 6/30/11   81

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held         Length of Service and                                     Other Directorships
 Name and Age               With the Fund         Term of Office             Principal Occupation           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63)   Trustee               Trustee since 1996.        Founding Director, Vice        None
                                                  Serves until a successor   President and Corporate
                                                  trustee is elected or      Secretary, The Winthrop
                                                  earlier retirement or      Group, Inc. (consulting
                                                  removal.                   firm) (1982 - present);
                                                                             Desautels Faculty of
                                                                             Management, McGill
                                                                             University (1999 - present);
                                                                             and Manager of Research
                                                                             Operations and
                                                                             Organizational Learning,
                                                                             Xerox PARC, Xerox's Advance
                                                                             Research Center (1990 -
                                                                             1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)        Trustee               Trustee since 2006.        Chief Executive Officer,       Director, Broadridge
                                                  Serves until a successor   Quadriserv, Inc. (technology   Financial Solutions,
                                                  trustee is elected or      products for securities        Inc. (investor
                                                  earlier retirement or      lending industry) (2008 -      communications and
                                                  removal.                   present); private investor     securities processing
                                                                             (2004 - 2008); and Senior      provider for financial
                                                                             Executive Vice President,      services industry) (2009
                                                                             The Bank of New York           - present); and
                                                                             (financial and securities      Director, Quadriserv,
                                                                             services) (1986 - 2004)        Inc. (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)    Trustee               Trustee since 1996.        President and Chief            Director of New America
                                                  Serves until a successor   Executive Officer, Newbury,    High Income Fund, Inc.
                                                  trustee is elected or      Piret & Company, Inc.          (closed-end investment
                                                  earlier retirement or      (investment banking firm)      company) (2004 -
                                                  removal.                   (1981 - present)               present); and member,
                                                                                                            Board of Governors,
                                                                                                            Investment Company
                                                                                                            Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------


82  Pioneer Bond Fund | Annual Report | 6/30/11

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Length of Service and                                     Other Directorships
 Name and Age               With the Fund            Term of Office             Principal Occupation           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)  Secretary                Since 2010. Serves at      Vice President and Associate   None
                                                     the discretion of the      General Counsel of Pioneer
                                                     Board.                     since January 2008 and
                                                                                Secretary of all of the
                                                                                Pioneer Funds since June
                                                                                2010; Assistant Secretary of
                                                                                all of the Pioneer Funds
                                                                                from September 2003 to May
                                                                                2010; and Vice President and
                                                                                Senior Counsel of Pioneer
                                                                                from July 2002 to December
                                                                                2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)      Assistant Secretary      Since 2010. Serves at      Fund Governance Director of    None
                                                     the discretion of the      Pioneer since December 2006
                                                     Board.                     and Assistant Secretary of
                                                                                all the Pioneer Funds since
                                                                                June 2010; Manager -- Fund
                                                                                Governance of Pioneer from
                                                                                December 2003 to November
                                                                                2006; and Senior Paralegal
                                                                                of Pioneer from January 2000
                                                                                to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)           Assistant Secretary      Since 2010. Serves at      Counsel of Pioneer since       None
                                                     the discretion of the      June 2007 and Assistant
                                                     Board.                     Secretary of all the Pioneer
                                                                                Funds since June 2010; and
                                                                                Vice President and Counsel
                                                                                at State Street Bank from
                                                                                October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)        Treasurer                Since 2008. Serves at      Vice President -- Fund         None
                                                     the discretion of the      Accounting, Administration
                                                     Board.                     and Controllership Services
                                                                                of Pioneer; Treasurer of all
                                                                                of the Pioneer Funds since
                                                                                March 2008; Deputy Treasurer
                                                                                of Pioneer from March 2004
                                                                                to February 2008; Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds from March
                                                                                2004 to February 2008; and
                                                                                Treasurer and Senior Vice
                                                                                President, CDC IXIS Asset
                                                                                Management Services, from
                                                                                2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)       Assistant Treasurer      Since 2000. Serves at      Assistant Vice President --    None
                                                     the discretion of the      Fund Accounting,
                                                     Board.                     Administration and
                                                                                Controllership Services of
                                                                                Pioneer; and Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------


                                Pioneer Bond Fund | Annual Report | 6/30/11   83

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Length of Service and                                     Other Directorships
 Name and Age               With the Fund            Term of Office             Principal Occupation           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)          Assistant Treasurer      Since 2002. Serves at      Fund Accounting Manager --     None
                                                     the discretion of the      Fund Accounting,
                                                     Board.                     Administration and
                                                                                Controllership Services of
                                                                                Pioneer; and Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)       Assistant Treasurer      Since 2009. Serves at      Fund Administration Manager    None
                                                     the discretion of the      -- Fund Accounting,
                                                     Board.                     Administration and
                                                                                Controllership Services
                                                                                since November 2008;
                                                                                Assistant Treasurer of all
                                                                                of the Pioneer Funds since
                                                                                January 2009; and Client
                                                                                Service Manager --
                                                                                Institutional Investor
                                                                                Services at State Street
                                                                                Bank from March 2003 to
                                                                                March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)        Chief Compliance         Since 2010. Serves at      Chief Compliance Officer of    None
                            Officer                  the discretion of the      Pioneer and of all the
                                                     Board.                     Pioneer Funds since March
                                                                                2010; Director of Adviser
                                                                                and Portfolio Compliance at
                                                                                Pioneer since October 2005;
                                                                                and Senior Compliance
                                                                                Officer for Columbia
                                                                                Management Advisers, Inc.
                                                                                from October 2003 to October
                                                                                2005
------------------------------------------------------------------------------------------------------------------------------------


84  Pioneer Bond Fund | Annual Report | 6/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $44,286 in 2011 and approximately $44,286 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2011 or 2010.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2011 and $8,290 in 2010.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended June 30, 2011 and 2010.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended June 30, 2011 and 2010, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$8,290 in 2011 and $8,290 in 2010.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date August 29, 2011

* Print the name and title of each signing officer under his or her signature.